EXHIBIT 99.1

PROSPECTUS






                                 [HOLDRS LOGO]




                        1,000,000,000 Depositary Receipts
                          Regional Bank HOLDRSSM Trust


     The Regional Bank HOLDRSSM Trust issues Depositary Receipts called Regional Bank HOLDRSSM representing your undivided beneficial ownership in the U.S.-traded common stock of a group of specified companies that are involved in various segments of the regional banking industry. The Bank of New York is the trustee. You only may acquire, hold or transfer Regional Bank HOLDRS in a round-lot amount of 100 Regional Bank HOLDRS or round-lot multiples. Regional Bank HOLDRS are separate from the underlying deposited common stocks that are represented by the Regional Bank HOLDRS. For a list of the names and the number of shares of the companies that make up a Regional Bank HOLDR, see "Highlights of Regional Bank HOLDRS--The Regional Bank HOLDRS" starting on page 10. The Regional Bank HOLDRSSM trust will issue Regional Bank HOLDRS on a continuous basis.

     Investing in Regional Bank HOLDRS involves significant risks. See "Risk Factors" starting on page 5.

     Regional Bank HOLDRS are neither interests in nor obligations of Merrill Lynch, Pierce, Fenner & Smith Incorporated. Regional Bank HOLDRS are not interests in the Bank of New York, as trustee. Please see "Description of the Depositary Trust Agreement" in this prospectus for a more complete description of the duties and responsibilities of the trustee, including the obligation of the trustee to act without negligence or bad faith.

     The Regional Bank HOLDRS are listed on the American Stock Exchange under the symbol "RKH". On July 11, 2003, the lasted reported sale price of the Regional Bank HOLDRS on the American Stock Exchange was $113.87.

                                ________________

     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                ________________

                  The date of this prospectus is July 11, 2003.

"HOLDRS" and "HOLding Company Depositary ReceiptS" are service marks of Merrill Lynch & Co., Inc.


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


                                Table of Contents

                                                                            Page
                                                                            ----
Summary .......................................................................4
Risk Factors...................................................................5
Highlights of Regional Bank HOLDRS............................................11
The Trust.....................................................................20
Description of Regional Bank HOLDRS...........................................20
Description of the Underlying Securities......................................21
Description of The Depositary Trust Agreement.................................23
United States Federal Income Tax Consequences.................................27
Erisa Considerations..........................................................30
Plan of Distribution..........................................................30
Legal Matters.................................................................31
Where You Can Find More Information...........................................31


This prospectus contains information you should consider when making your investment decision. With respect to information about Regional Bank HOLDRS, you should rely only on the information contained in this prospectus. We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell Regional Bank HOLDRS in any jurisdiction where the offer or sale is not permitted.

     The Regional Bank HOLDRS are not registered for public sale outside of the United States. Non-U.S. receipt holders should refer to "United States Federal Income Tax Consequences--Non U.S. receipt holders" and we recommend that non-U.S. receipt holders consult their tax advisors regarding U.S. withholding and other taxes which may apply to ownership of the Regional Bank HOLDRS or of the underlying securities through an investment in the Regional Bank HOLDRS.

                                     SUMMARY

     The Regional Bank HOLDRS trust was formed under the depositary trust agreement, dated as of May 18, 2000, as amended and restated on June 21, 2000, among The Bank of New York, as trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated, other depositors and the owners of the Regional Bank HOLDRS. The trust is not a registered investment company under the Investment Company Act of 1940.

     The trust currently holds shares of common stock issued by a group of specified companies that were, at the time of the initial offering, generally considered to be involved in various segments of the regional banking industry. The Bank of New York Company, Inc., as the parent company of the trustee, is not one of the companies included in the Regional Bank HOLDRS. The number of shares of each company's common stock currently held by the trust with respect to each round-lot of Regional Bank HOLDRS is specified under "Highlights of Regional Bank HOLDRS--The Regional Bank HOLDRS." This group of common stocks, and the securities of any company that may be added to the Regional Bank HOLDRS, are collectively referred to in this prospectus as the underlying securities. There are currently 18 companies included in the Regional Bank HOLDRS, which may change as a result of reconstitution events, distributions of securities by the underlying issuers or other events. The Regional Bank HOLDRS are separate from the underlying common stocks that are represented by the Regional Bank HOLDRS. On July 11, 2003, there were 2,129,700 Regional Bank HOLDRS outstanding.

                                  RISK FACTORS

     An investment in Regional Bank HOLDRS involves risks similar to investing directly in each of the underlying securities outside of the Regional Bank HOLDRS, including the risks associated with a concentrated investment in regional banks.

General Risk Factors

     o Loss of investment. Because the value of Regional Bank HOLDRS directly relates to the value of the underlying securities, you may lose a substantial portion of your investment in the Regional Bank HOLDRS if the underlying securities decline in value.

     o Discount trading price. Regional Bank HOLDRS may trade at a discount to the aggregate value of the underlying securities.

     o Ownership of only fractional shares in the underlying securities. As a result of distributions of securities by companies included in the Regional Bank HOLDRS or other corporate events, such as mergers, a Regional Bank HOLDR may represent an interest in a fractional share of an underlying security. You will only be entitled to voting, distribution and other beneficial ownership rights in the underlying securities in which you own only fractional shares to the extent that the depositary aggregates your fractional shares with the other shares of such underlying securities and passes on beneficial ownership rights, including distribution and voting rights, to you based on your proportional, fractional shares in the underlying securities. In addition, if you surrender your Regional Bank HOLDRS to receive the underlying securities you will receive cash in lieu of your fractional shares. You will not be entitled to any securities if your interest in an underlying security is only a fraction of a share.

     o Not necessarily representative of the regional banking industry. At the time of the initial offering, the companies included in the Regional Bank HOLDRS were generally considered to be involved in various aspects of the regional banking industry. However, the market price of the underlying securities and the Regional Bank HOLDRS may not necessarily follow the price movements of the entire regional banking industry generally. If the underlying securities decline in value, your investment in the Regional Bank HOLDRS will decline in value even if common stock prices of companies involved in the regional banking industry generally increase in value. In addition, since the time of the initial offering, the companies included in the Regional Bank HOLDRS may not be involved in the regional banking industry. In this case, the Regional Bank HOLDRS may not consist of securities issued only by companies involved in the regional banking industry.

     o Not necessarily comprised of solely regional banking companies. As a result of distributions of securities by companies included in the Regional Bank HOLDRS or other corporate events, such as mergers, securities of companies that are not currently included in the Regional Bank HOLDRS and that are not involved in the regional banking industry may be included in Regional Bank HOLDRS. The securities of a new company will only be distributed from the Regional Bank HOLDRS if the securities have a different Standard & Poor's Corporation sector classification than any of the underlying issuers included in Regional Bank HOLDRS at the time of the distribution or the corporate event or if the securities are not listed for trading on a U.S. national securities exchange or through the Nasdaq National Market System. As of January 2, 2002, Standard & Poor's Corporation sector classifications are based upon the Standard & Poor's Global Industry Classification Standard ("GICS") sectors. As there are only 10 broadly defined GICS sectors, the use of GICS sectors to determine whether a new company will be included in the Regional Bank HOLDRS provides no assurance that each new company included in the Regional Bank HOLDRS will be involved in the regional banking industry. Currently, the underlying securities included in the Regional Bank HOLDRS are represented in the Financials GICS sector. As each Standard & Poor's GICS sector is defined so broadly, the securities of a new company could have the same GICS sector classification as a company currently included in the Regional Bank HOLDRS yet not be involved in the regional banking industry. In addition, the GICS sector classifications of securities included in the

          Regional Bank HOLDRS may change over time if the companies that issued these securities change their focus of operations or if Standard & Poor's alters the criteria it uses to determine GICS sectors, or both. Therefore, additional GICS sectors may be represented in the Regional Bank HOLDRS, which may also result in the inclusion in the Regional Bank HOLDRS of the securities of a new company that is not involved in the regional banking industry.

     o No investigation of underlying securities. The underlying securities initially included in the Regional Bank HOLDRS were selected by Merrill Lynch, Pierce, Fenner & Smith Incorporated based on the market capitalization of the issuers and the market liquidity of securities in the regional banking industry, without regard for the value, price performance, volatility or investment merit of the underlying securities. Consequently, the Regional Bank HOLDRS trust, the trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and each of their respective affiliates, have not performed any investigation or review of the selected companies, including the public filings by the companies. Investors and market participants should not conclude that the inclusion of a company is any form of investment recommendation by the trust, the trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated, or their respective affiliates.

     o Loss of diversification. As a result of industry developments, reorganizations or market fluctuations affecting issuers of the underlying securities, Regional Bank HOLDRS may not necessarily be a diversified investment in the regional banking industry. In addition, reconstitution events, distributions of securities by an underlying issuer or other events, which may result in the distribution of securities from, or the inclusion of additional securities in, the Regional Bank HOLDRS, may also reduce diversification. Regional Bank HOLDRS may represent a concentrated investment in one or more of the underlying securities which would reduce investment diversification and increase your exposure to the risks of concentrated investments.

     o Conflicting investment choices. In order to sell one or more of the underlying securities individually, participate in a tender offer relating to one or more of the underlying securities, or participate in any form of stock repurchase program by an issuer of an underlying security, you will be required to cancel your Regional Bank HOLDRS and receive delivery of each of the underlying securities. The cancellation of your Regional Bank HOLDRS will allow you to sell individual underlying securities or to deliver individual underlying securities in a tender offer or any form of stock repurchase program. The cancellation of Regional Bank HOLDRS will involve payment of a cancellation fee to the trustee.

     o Trading halts. Trading in Regional Bank HOLDRS on the American Stock Exchange may be halted if trading in one or more of the underlying securities is halted. Trading in Regional Bank HOLDRS may be halted even if trading continues in some or all of the underlying securities. If trading is halted in Regional Bank HOLDRS, you will not be able to trade Regional Bank HOLDRS and you will only be able to trade your underlying securities if you cancel your Regional Bank HOLDRS and receive each of the underlying securities.

     o Delisting from the American Stock Exchange. If the number of companies whose securities are held in the trust falls below nine, the American Stock Exchange may consider delisting the Regional Bank HOLDRS. If the Regional Bank HOLDRS are delisted by the American Stock Exchange, a termination event will result unless the Regional Bank HOLDRS are listed for trading on another U.S. national securities exchange or through the Nasdaq National Market System within five business days from the date the Regional Bank HOLDRS are delisted. There are currently 18 companies whose securities are included in the Regional Bank HOLDRS.

     o Possible conflicts of interest. Merrill Lynch, Pierce, Fenner & Smith Incorporated, as initial depositor, selected the underlying securities that were originally included in the Regional Bank HOLDRS and may face possible conflicts of interest as Merrill Lynch, Pierce, Fenner & Smith Incorporated and its affiliates may engage in investment banking or may provide other services for issuers of the underlying securities in connection with its business.

     o Delays in distributions. The depositary trust agreement provides that the trustee will use its reasonable efforts to distribute any cash or other distributions paid in respect of the underlying securities to you as soon as practicable after receipt of such distribution. However, you may receive such cash or other distributions later than you would if you owned the underlying securities outside of the Regional Bank HOLDRS. In addition, you will not be entitled to any interest on any distribution by reason of any delay in distribution by the depositary.

Risk Factors Specific to Companies Involved in the Regional Bank Industry

     o The banking industry is heavily regulated on the federal and state levels, and modifications to existing banking laws and regulations or the adoption of new laws may adversely affect the operations of banking and financial institutions. There are numerous federal and state laws with which banking and financial institutions must comply. Adverse regulatory examinations and non-compliance with regulatory requirements may result in sanctions by regulatory agencies, additional regulatory restrictions and damage to the reputation of a bank, its holding company and affiliates. Additionally, government regulation of regional banking companies is intended primarily for the protection of consumers, borrowers and depositors of the banks, rather than of the stockholders of the institutions. Changes to laws and regulations can affect banks' operating environments in substantial and unpredictable ways. Recent changes, including the Gramm-Leach-Bliley Act of 1999 which loosened regulatory restrictions on the securities and other activities of banks and bank holding companies can be expected to have a substantial impact on the U.S. banking industry and individual banks. These changes may adversely affect the nature and scope of banking and financial activities and may have a negative effect on the financial condition and results of operations of a bank or financial institution.

     o Most regional banking companies are holding companies that rely on dividends from their subsidiaries as a substantial portion of their income and their rights generally are subordinate to the interests of third parties. The payment of dividends by subsidiaries of regional banks is subject to legal restrictions. In addition, the right of a parent bank holding company to participate in any distribution of assets upon a subsidiaries' liquidation or reorganization is subject to the prior claims of the subsidiaries' creditors. The ability of a bank holding company to receive dividends or other distributions is unpredictable, and fluctuations in income may adversely affect your investment in the Regional Bank HOLDRS.

     o The ability to maintain or increase market share depends on market acceptance of new products and services offered by regional banks. There is increasing pressure in the banking industry for banks to adapt to changing technologies. Regional banks must adapt services to evolving industry standards and provide more cost efficient services. The widespread adoption of new technologies, including Internet-based services, is likely to require substantial expenditures to modify or adapt the existing products and services offered by many regional banks. In addition, new product research and development may be costly and time-consuming. Many regional banks may not successfully introduce new products, achieve general market acceptance of their services or develop and maintain a loyal customer base. Failure to do so could have a material adverse effect on their business, results of operations and financial condition.

     o As a result of recent changes to the banking industry, some of the companies involved in the regional banking industry are also engaged in other lines of business unrelated to the regional banking business, and they may experience problems with these lines of business which could adversely affect their operating results. Some of the companies which comprise the Regional Bank HOLDRS have lines of business such as insurance, securities brokerage and underwriting, real estate development and equity investing that do not relate to traditional banking activities and which may present additional risks not mentioned in this prospectus. The operating results of these regional banks may fluctuate as a result of these additional risks and events in the other lines of business. In addition, a regional bank's ability to engage in new activities may expose it to business risks with which it has less experience than it has with the business risks associated with its traditional businesses. Despite a company's possible success in traditional banking activities, there can be no assurance that the other lines of business in which these companies are engaged will not have an adverse effect on a company's business or financial condition.

     o The regional banking industry is very competitive, and a regional banking company's failure to establish a customer base will adversely affect its operating results. The competition among regional banks to develop and maintain a customer base can be intense. Customer loyalty can be easily influenced by a competitor's new offerings, and pricing policies, especially those offerings which provide cost savings. Many regional banks face significant competition from other banks, financial institutions and companies which have greater market share and financial resources, including banks which operate on a national or international level. These companies may be better positioned to finance research and development activities, provide a wider range of products and services over a greater geographic area and may have greater resources with which to acquire other companies in the industry. In addition, the Gramm-Leach-Bliley Act of 1999 broadens the scope of activities for regional banks meeting certain criteria. Regional banks that meet this criteria, referred to as "financial holding companies," may be able to offer a wider range of products and services, perhaps at a more competitive rate, and may realize a competitive advantage over other regional banks.

     o Inability to manage rapid growth could adversely affect systems, management resources and revenues. Many regional banks are, or plan to, rapidly expand their operations. The marketing and expansion strategies of many of these regional banks has placed and will continue to place a significant strain on the management, financial controls, operations systems, personnel and other resources. There can be no assurance that these companies will complete the necessary improvements to their systems, procedures and controls necessary to support their future operations in a timely manner or that management will be able to hire, train, retain and manage required personnel to manage such rapid growth.

     o Failure to integrate acquisitions could disrupt operations and prevent the realization of intended benefits. In recent years, there has been substantial consolidation among companies in the financial services industry. In particular, a number of large commercial banks, insurance companies and other financial services firms have established or acquired broker-dealers or have merged with other financial institutions. Many of these firms have the ability to offer a wide range of products, which may enhance their competitive position and result in pricing pressure on traditional banking businesses. The ability of a bank to successfully complete an acquisition is subject to regulatory approval and there can be no assurance that approval will be granted. Some regional banks may have difficulty integrating acquired companies, which frequently operate in different markets than the acquiring bank. This may result in failure to realize expected cost savings, increases in geographic presence, increases in revenue and other projected benefits from such integration. Furthermore, regional banks may suffer material adverse short and long-term effects on operating results and financial condition as a result of such acquisitions.

     o The financial and international operations of many banks exposes them to risks associated with instability and changes in economic and political conditions, foreign currency fluctuations, changes in foreign regulations and other risks inherent to international business. Many banks regularly trade in foreign currencies, engage in interest rate, foreign exchange and related derivative transactions, and, to a lesser extent, acquire and trade in non-U.S. securities. In addition, many regional banks have international operations. The risks of international business that the companies are exposed to include the following:

          o    general economic, social and political conditions;

          o the difficulty of enforcing intellectual property rights, agreements and collecting receivables through certain foreign legal systems;

          o differing tax rates, tariffs, exchange controls or other similar restrictions;

          o volatility of currency markets and value of worldwide financial markets; and

          o changes in, and compliance with, domestic and foreign laws and regulations which impose a range of restrictions on operations, trade practices, foreign trade and international investment decisions.

     o Regional bank stock prices may be volatile, which will directly affect the price volatility of the Regional Bank HOLDRS, and you could lose all or part of your investment. The trading prices of the common stocks of regional banks can be volatile. Regional bank stock prices could be subject to wide fluctuations in response to a variety of factors, including the following:

          o actual or anticipated variations in the banks' quarterly operating results;


          o announcements of technological innovations or new services by regional banks or their competitors;

          o announcements by regional banks or their competitors of significant acquisitions, strategic partnerships, joint ventures or capital commitments;

          o failure to integrate or realize projected benefits from acquisitions;

          o    changes in government regulations; and

          o    fluctuations in quarterly and annual operating results.

     o Other broad market and industry factors may decrease the stock price of regional banks' stocks, regardless of their operating results. Market fluctuations, as well as general political and economic conditions, such as recession, war or interest rate or currency rate fluctuations, also may decrease the market price of regional banks' stocks. Economists have declared that the United States' economy is currently in a recession. The recession has adversely affected employment and other significant elements of the economy that drive productivity and the financial strength of businesses. These current conditions could have a material adverse affect on loan and deposit growth, loan loss reserves and, as a result, the financial condition and results of operations of companies whose common stocks are included in Regional Bank HOLDRS. The events of September 11, 2001, in New York and Washington, D.C., as well as the United States' war on terrorism, may have an unpredictable effect on economic conditions of companies whose common stocks are included in Regional Bank HOLDRS. Companies whose common stocks are included in Regional Bank HOLDRS results of operations and financial condition could be adversely impacted if those events and other related events cause a further decline in the economy.

     o Many regional banks are dependent on their ability to continue to attract and retain highly-skilled technical and managerial personnel to develop and generate their business. Many regional banks are highly dependent of the experience, abilities and continued services of key executive officers and key technical personnel. If these banks lose the services of any of these officers or key technical personnel, their future success could be undermined. Competition for personnel is intense. There is no certainty that any of these regional banks will be able to continue to attract and retain qualified personnel.

     o Fluctuations in interest rates could adversely affect the profitability of companies whose common stocks are included in the Regional Bank HOLDRS. Changes in market interest rates, including changes in the relationship between short-term and long-term market interest rates or between different interest rate indices, can impact margin spread, that is, the difference between the interest rates the companies whose common stocks are included in the Regional Bank HOLDRS charge on interest earning assets, such as loans, and the interest rates they pay on interest bearing liabilities, such as deposits. The impact, particularly in a falling interest rate environment, which is currently the case, could result in an increase in such companies' interest expense relative to their interest income.

     o Companies whose common stocks are included in the Regional Bank HOLDRS are exposed to risks in connection with the loans they make. A significant source of risk for those companies whose common stocks are included in the Regional Bank HOLDRS arises from the possibility that losses will be sustained because borrowers, guarantors and related parties may fail to perform in accordance with the terms of their loans. Credit monitoring procedures and credit policies, including the establishment and review of the allowance for loan losses may not prevent unexpected losses that could adversely affect the results of operations of companies whose securities are included in the Regional Bank HOLDRS. Such risk is exacerbated in a recessionary environment, which is currently the case.

                       HIGHLIGHTS OF REGIONAL BANK HOLDRS

     This discussion highlights information regarding Regional Bank HOLDRS. We present certain information more fully in the rest of this prospectus. You should read the entire prospectus carefully before you purchase Regional Bank HOLDRS.

Issuer............................  Regional Bank HOLDRS Trust.

The trust.........................  The Regional Bank HOLDRS Trust was formed under the depositary trust agreement, dated as of May 18, 2000, as amended and restated on June 21, 2000, among The Bank of New York, as trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated, other depositors and the owners of the Regional Bank HOLDRS and was amended on November 22, 2000. The trust is not a registered investment company under the Investment Company Act of 1940.

Initial depositor.................  Merrill Lynch, Pierce, Fenner & Smith
                                    Incorporated.

Trustee...........................  The Bank of New York, a New York
                                    state-chartered banking organization, is the trustee and receive compensation as set forth in the depositary trust agreement. The trustee is responsible for receiving deposits of underlying securities and delivering Regional Bank HOLDRS representing the underlying securities issued by the trust. The trustee holds the underlying securities on behalf of the holders of Regional Bank HOLDRS.

Purpose of Regional Bank
HOLDRS............................  Regional Bank HOLDRS are designed to achieve the following:

                                    Diversification. Regional Bank HOLDRS are designed to allow you to diversify your investment in the regional banking industry through a single, exchange-listed instrument representing your undivided beneficial ownership of the underlying securities.

                                    Flexibility. The beneficial owners of
                                    Regional Bank HOLDRS have undivided
                                    beneficial ownership interests in each of the underlying securities represented by the Regional Bank HOLDRS, and can cancel their Regional Bank HOLDRS to receive each of the underlying securities represented by the Regional Bank HOLDRS.

                                    Transaction costs. The expenses associated with buying and selling Regional Bank HOLDRS are expected to be less than separately buying and selling each of the underlying securities in a traditional brokerage account with transaction-based charges.

Trust assets......................  The trust holds shares of common stock issued by specified companies that, when initially selected, were involved in the regional banking industry. Except when a reconstitution event, distribution of securities by an underlying issuer or other event occurs, the group of companies will not change. Reconstitution events are described in this prospectus under the heading "Description of the Depositary Trust Agreement--Distributions" and--Reconstitution events." There are currently 18 companies included in the Regional Bank HOLDRS.

                                    The trust's assets may increase or decrease as a result of in-kind deposits and withdrawals of the underlying securities during the life of the trust.

The Regional Bank HOLDRS..........  The trust has issued, and may continue to issue Regional Bank HOLDRS that represent an undivided beneficial ownership interest in the shares of common stock that are held by the trust. The Regional Bank HOLDRS themselves are separate from the underlying securities that are represented by the Regional Bank HOLDRS.

                                    The following chart provides the

                                      o   names of the 18 issuers of the
                                          underlying securities currently
                                          represented by a Regional Bank HOLDR,

                                      o   stock ticker symbols,

                                      o   share amounts currently represented by
                                          a round-lot of 100 Regional Bank
                                          HOLDRS, and

                                      o   principal U.S. market on which the
                                          underlying securities are traded.

    Name of Company                           Ticker          Share Amounts         Primary Trading Market
    AmSouth Bancorporation                    ASO                 12                       NYSE
    Bank One Corporation                      ONE                 33                       NYSE
    BB&T Corporation                          BBT                 10                       NYSE
    Comerica Incorporated                     CMA                  5                       NYSE
    Fifth Third Bancorp                       FITB                13.5                     NASDAQ
    FleetBoston Financial Corporation         FBF                 25                       NYSE
    KeyCorp                                   KEY                 13                       NYSE
    Marshall & Ilsley Corporation             MI                   6                       NYSE
    Mellon Financial Corporation              MEL                 14                       NYSE
    National City Corporation                 NCC                 18                       NYSE
    Northern Trust Corporation                NTRS                 7                       NASDAQ
    State Street Corporation                  STT                 10                       NYSE
    SunTrust Banks, Inc.                      STI                  9                       NYSE
    Synovus Financial Corp.                   SNV                  8                       NYSE
    The PNC Financial Services Group, Inc.    PNC                  9                       NYSE
    U.S. Bancorp                              USB                 56.83                    NYSE
    Wachovia Corporation                      WB                  41                       NYSE
    Wells Fargo & Co.                         WFC                 24                       NYSE

--------------------

                                    The companies whose common stocks were
                                    included in the Regional Bank HOLDRS, at the time the Regional Bank HOLDRS were originally issued, generally were considered to be among the 20 largest and most liquid regional banks with U.S. traded common stock, as measured by market capitalization and trading volume on May 2, 2000. The Bank of New York Company, Inc., as the parent company of the trustee, is not one of the companies included in the Regional Bank HOLDRS. The market capitalization of a company is determined by multiplying the price of its common stock by the number of its outstanding securities.

                                    The trust only will issue and cancel, and you only may obtain, hold, trade or surrender, Regional Bank HOLDRS in a round-lot of 100 Regional Bank HOLDRS and round-lot multiples. The trust will only issue Regional Bank HOLDRS upon the deposit of the whole shares represented by a round-lot of 100 Regional Bank HOLDRS. In the event that a fractional share comes to be represented by a round-lot of Regional Bank HOLDRS, the trust may require a minimum of more than one round-lot of 100 Regional Bank HOLDRS for an issuance so that the trust will always receive whole share amounts for issuance of Regional Bank HOLDRS.

                                    The number of outstanding Regional Bank
                                    HOLDRS will increase and decrease as a
                                    result of in-kind deposits and withdrawals of the underlying securities. The trust will stand ready to issue additional Regional Bank HOLDRS on a continuous basis when an investor deposits the required shares of common stock with the trustee.


Purchases.........................  You may acquire Regional Bank HOLDRS in two ways:

                                    o   through an in-kind deposit of the
                                        required number of shares of common
                                        stock of the underlying issuers with
                                        the trustee, or

                                    o through a cash purchase in the secondary trading market.

Issuance and cancellation fees....  If you wish to create Regional Bank HOLDRS by delivering to the trust the requisite shares of common stock represented by a round-lot of 100 Regional Bank HOLDRS, The Bank of New York as trustee will charge you an issuance fee of up to $10.00 for each round-lot of 100 Regional Bank HOLDRS. If you wish to cancel your Regional Bank HOLDRS and withdraw your underlying securities, The Bank of New York as trustee will charge you a cancellation fee of up to $10.00 for each round-lot of 100 Regional Bank HOLDRS.

Commissions.......................  If you choose to deposit underlying securities in order to receive Regional Bank
                                    HOLDRS, you will be responsible for paying any sales commission associated with your purchase of the underlying securities that is charged by your broker, in addition to the issuance fee, charged by the trustee, described above.

Custody fees......................  The Bank of New York, as trustee and as custodian, will charge you a quarterly
                                    custody fee of $2.00 for each round-lot of 100 Regional Bank HOLDRS, to be deducted from any cash dividend or other cash distributions on underlying securities received by the trust. With respect to the aggregate custody fee payable in any calendar year for each Regional Bank HOLDR, the trustee will waive that portion of the fee which exceeds the total cash dividends and other cash distributions received, or to be received, and payable with respect to such calendar year.

Rights relating to Regional
Bank HOLDRS.......................  You have the right to withdraw the underlying securities upon request by
                                    delivering a round-lot or integral multiple of a round-lot of Regional Bank HOLDRS to the trustee, during the trustee's business hours, and paying the cancellation fees, taxes and other charges. You should receive the underlying securities no later than the business day after the trustee receives a proper notice of cancellation. The trustee will not deliver fractional shares of underlying securities. To the extent that any cancellation of Regional Bank HOLDRS would otherwise require the delivery of a fractional share, the trustee will sell the fractional share in the market and the trust, in turn, will deliver cash in lieu of the fractional share. Except with respect to the right to vote for dissolution of the trust, the Regional Bank HOLDRS themselves will not have voting rights.

Rights relating to the underlying
securities........................  Regional Bank HOLDRS represents your beneficial ownership of the underlying
                                    securities. Owners of Regional Bank HOLDRS have the same rights and privileges as if they owned the underlying securities beneficially outside of Regional Bank HOLDRS. These include the right to instruct the trustee to vote the underlying securities, to receive any dividends and other distributions on the underlying securities that are declared and paid to the trustee by an issuer of an underlying security, the right to pledge Regional Bank HOLDRS and the right to surrender Regional Bank HOLDRS to receive the underlying securities. Regional Bank HOLDRS does not change your beneficial ownership in the underlying securities under United States federal securities laws, including sections 13(d) and 16(a) of the Securities Exchange Act of 1934. As a result, you have the same obligations to file insider trading reports that you would have if you held the underlying securities outside of Regional Bank HOLDRS. However, due to the nature of Regional Bank HOLDRS, you will not be able to participate in any dividend reinvestment program of an issuer of underlying securities unless you cancel your Regional Bank HOLDRS (and pay the applicable fees) and receive all of the underlying securities.

                                    A holder of Regional Bank HOLDRS is not a registered owner of the underlying securities. In order to become a registered owner, a holder of Regional Bank HOLDRS would need to surrender their Regional Bank HOLDRS, pay the applicable fees and expenses, receive all of the underlying securities and follow the procedures established by the issuers of the underlying securities for registering their securities in the name of such holder.

                                    You retain the right to receive any reports and communications that the issuers of underlying securities are required to send to beneficial owners of their securities. As such, you will receive such reports and communications from the broker through which you hold your Regional Bank HOLDRS in the same manner as if you beneficially owned your underlying securities outside of Regional Bank HOLDRS in "street name" through a brokerage account. The trustee will not attempt to exercise the right to vote that attaches to, or give a proxy with respect to, the underlying securities other than in accordance with your instructions.

                                    The depositary trust agreement entitles you to receive, subject to certain limitations and net of any fees and expenses of the trustee, any distributions of cash (including dividends), securities or property made with respect to the underlying securities. However, any distribution of securities by an issuer of underlying securities will be deposited into the trust and will become part of the underlying securities unless the distributed securities are not listed for trading on a U.S. national securities exchange or through the Nasdaq National Market System or the distributed securities have a Standard & Poor's GICS sector classification that is different from the GICS sector classifications represented in the Regional Bank HOLDRS at the time of the distribution. In addition, if the issuer of underlying securities offers rights to acquire additional underlying securities or other securities, the rights may be distributed to you, may be disposed of for your benefit, or may lapse.

                                    There may be a delay between the time any cash or other distribution is received by the trustee with respect to the underlying securities and the time such cash or other distributions are distributed to you. In addition, you are not entitled to any interest on any distribution by reason of any delay in distribution by the trustee. If any tax or other governmental charge becomes due with respect to Regional Bank HOLDRS or any underlying securities, you will be responsible for paying that tax or governmental charge.

                                    If you wish to participate in a tender offer for any of the underlying securities, or any form of stock repurchase program by an issuer of an underlying security, you must surrender your Regional Bank HOLDRS (and pay the applicable fees and expenses) and receive all of your underlying securities in exchange for your Regional Bank HOLDRS. For specific information about obtaining your underlying securities, you should read the discussion under the caption "Description of the Depositary Trust Agreement -Withdrawal of Underlying Securities."

Ownership rights in fractional
shares in the
underlying securities.............  As a result of distributions of securities by companies included in the Regional Bank
                                    HOLDRS or other corporate events, such as mergers, a Regional Bank HOLDR may represent an interest in a fractional share of an underlying security. You are entitled to receive distributions proportionate to your fractional shares.

                                    In addition, you are entitled to receive proxy materials and other shareholder communications and you are entitled to exercise voting rights proportionate to your fractional shares. The trustee will aggregate the votes of all of the share fractions represented by Regional Bank HOLDRS and will vote the largest possible number of whole shares. If, after aggregation, there is a fractional remainder, this fraction will be ignored, because the issuer will only recognize whole share votes. For example, if 100,001 round-lots of 100 Regional Bank HOLDRS are outstanding and each round-lot of 100 Regional Bank HOLDRS represents 1.75 shares of an underlying security, there will be 175,001.75 votes of the underlying security represented by Regional Bank HOLDRS. If holders of 50,000 round-lots of 100 Regional Bank HOLDRS vote their underlying securities "yes" and holders of 50,001 round-lots of 100 Regional Bank HOLDRS vote their underlying securities "no", there will be 87,500 affirmative votes and 87,501.75 negative votes. The trustee will ignore the .75 negative votes and will deliver to the issuer 87,500 affirmative votes and 87,501 negative votes.

Reconstitution events.............  The depositary trust agreement provides for the automatic distribution of underlying securities from the Regional Bank HOLDRS to you in the following four circumstances:

                                    A.  If an issuer of underlying securities
                                        no longer has a class of common stock
                                        registered under section 12 of the
                                        Securities Exchange Act of 1934, then
                                        the trustee will distribute the shares
                                        of that company to the owners of the
                                        Regional Bank HOLDRS.

                                   B.   If the SEC finds that an issuer of
                                        underlying securities should be
                                        registered as an investment company
                                        under the Investment Company Act of
                                        1940, and the trustee has actual
                                        knowledge of the SEC finding, then its
                                        securities will no longer be an
                                        underlying security and the trustee will distribute the shares of that company to the owners of the Regional Bank HOLDRS.

                                   C.   If the underlying securities of an
                                        issuer cease to be outstanding as a
                                        result of a merger, consolidation or
                                        other corporate combination or other
                                        event, the trustee will distribute the
                                        consideration paid by and received from
                                        the acquiring company or the securities
                                        received in exchange for the securities
                                        of the underlying issuer whose
                                        securities cease to be outstanding to
                                        the beneficial owners of Regional Bank
                                        HOLDRS only if the distributed
                                        securities have a different Standard &
                                        Poor's GICS sector classification than
                                        any of the underlying securities
                                        represented in the Regional Bank HOLDRS
                                        at the time of the distribution or
                                        exchange or
                                        if the securities received are not
                                        listed for trading on a U.S. national
                                        securities exchange or through the
                                        Nasdaq National Market System. In any
                                        other case, the additional securities
                                        received will be deposited into the
                                        trust.

                                   D. If an issuer's underlying securities are delisted from trading on a U.S. national securities exchange or through the Nasdaq National Market System and are not listed for trading on another U.S. national securities exchange or through the Nasdaq National Market System within five business days from the date the securities are delisted.

                                    To the extent a distribution of underlying securities from the Regional Bank HOLDRS is required as a result of a reconstitution event, the trustee will deliver the underlying security to you as promptly as practicable after the date that the trustee has knowledge of the occurrence of a reconstitution event.

                                    In addition, securities of a new company will be added to the Regional Bank HOLDRS, as a result of a distribution of securities by an underlying issuer, where a corporate event occurs, or where the securities of an underlying issuer are exchanged for the securities of another company, unless the securities received have a Standard & Poor's GICS sector classification that is different from the GICS sector classification from any other security then included in the Regional Bank HOLDRS or are not listed for trading on a U.S. national securities exchange or through the Nasdaq National Market System.

                                    It is anticipated, as a result of the
                                    broadly defined Standard & Poor's GICS
                                    sectors, that most distributions or
                                    exchanges of securities will result in the inclusion of new securities in Regional Bank HOLDRS. The trustee will review the Standard & Poor's GICS sector classifications of securities to determine whether securities received as a result of a distribution by an underlying issuer or as consideration for securities included in the Regional Bank HOLDRS will be included in the Regional Bank HOLDRS or distributed to you.

Standard & Poor's sector
classifications...................  Standard & Poor's Corporation is an
                                    independent source of market information that, among other things, maintains the Global Industry Classification Standard, referred to herein as "GICS," which classifies the securities of public companies into various sector classifications based on upon GICS sectors, which are derived from its own criteria. The GICS classification standards were exclusively effective as of January 2, 2002. There are 10 Standard & Poor's GICS sectors and each class of publicly traded securities of a company is given only one GICS sector classification. The securities included in the Regional Bank HOLDRS are currently represented in the Financials GICS sector. The

                                    Standard & Poor's GICS sector
                                    classifications of the securities included in the Regional Bank HOLDRS may change over time if the companies that issued these securities change their focus of operations or if Standard & Poor's alters the criteria it uses to determine GICS sectors, or both.

Termination
events............................  A.  The Regional Bank HOLDRS are delisted from the American Stock Exchange and are not listed for trading on another U.S. national securities exchange or through the Nasdaq National Market System within five business days from the date the Regional Bank HOLDRS are delisted.

                                    B.  The trustee resigns and no successor
                                        trustee is appointed within 60 days from the date the trustee provides notice to Merrill Lynch, Pierce, Fenner & Smith Incorporated, as initial depositor, of its intent to resign.

                                    C.  Beneficial owners of at least 75% of
                                        outstanding Regional Bank HOLDRS vote to dissolve and liquidate the trust.

                                    If a termination event occurs, the trustee will distribute the underlying securities as promptly as practicable after the termination event.

                                    Upon termination of the depositary trust agreement and prior to distributing the underlying securities to you, the trustee will charge you a cancellation fee of up to $10.00 per round-lot of 100 Regional Bank HOLDRS surrendered, along with any taxes or other governmental charges, if any.

United States federal income tax
consequences......................  The United States federal income tax laws will treat a U.S. holder of Regional Bank
                                    HOLDRS as directly owning the underlying securities. The Regional Bank HOLDRS themselves will not result in any United States federal tax consequences separate from the tax consequences associated with ownership of the underlying securities.

Listing...........................  The Regional Bank HOLDRS are listed for listing on the American Stock Exchange under the symbol "RKH". On July 11, 2003, the last reported sale price of the Regional Bank HOLDRS on the American Stock Exchange was $113.87.

Trading...........................  Investors are only able to acquire, hold, transfer and surrender a round-lot of 100
                                    Regional Bank HOLDRS. Bid and ask prices, however, are quoted per single Regional Bank HOLDR.

Clearance and settlement..........  Regional Bank HOLDRS have been issued only in book-entry form. Regional Bank HOLDRS are evidenced by one or more global certificates that the trustee has deposited with The Depository Trust Company, referred to as DTC. Transfers within DTC will be in accordance with DTC's usual rules and operating procedures. For further information see "Description of Regional Bank HOLDRS."

                                    THE TRUST

     General. This discussion highlights information about the Regional Bank HOLDRS Trust. You should read this information, information about the depositary trust agreement as well as the depositary trust agreement and the amendment to the depositary trust agreement, before you purchase Regional Bank HOLDRS. The material terms of the depositary trust agreement are described in this prospectus under the heading "Description of the Depositary Trust Agreement."

     The Regional Bank HOLDRS Trust. The trust was formed pursuant to the depositary trust agreement, dated as of May 18, 2000, as amended and restated on June 21, 2000. The depository trust agreement was amended on November 22, 2000. The Bank of New York is the trustee. The Regional Bank HOLDRS Trust is not a registered investment company under the Investment Company Act of 1940.

     The Regional Bank HOLDRS Trust is intended to hold deposited shares for the benefit of owners of Regional Bank HOLDRS. The trustee will perform only administrative and ministerial acts. The property of the trust consists of the underlying securities and all monies or other property, if any, received by the trustee. The trust will terminate on December 31, 2040, or earlier if a termination event occurs.

                       DESCRIPTION OF REGIONAL BANK HOLDRS

     The trust has issued Regional Bank HOLDRS under the Depositary Trust Agreement described in this prospectus under the heading "Description of the Depositary Trust Agreement." The trust may issue additional Regional Bank HOLDRS on a continuous basis when an investor deposits the requisite underlying securities with the trustee.

     You may only acquire, hold, trade and surrender Regional Bank HOLDRS in a round-lot of 100 Regional Bank HOLDRS and round-lot multiples. The trust will only issue Regional Bank HOLDRS upon the deposit of the whole shares of underlying securities that are represented by a round-lot of 100 Regional Bank HOLDRS. In the event of a stock split, reverse stock split or other distribution by the issuer of an underlying security that results in a fractional share becoming represented by a round-lot of Regional Bank HOLDRS, the trust may require a minimum of more than one round-lot of 100 Regional Bank HOLDRS for an issuance so that the trust will always receive whole share amounts for issuance of Regional Bank HOLDRS.

     Regional Bank HOLDRS will represent your individual and undivided beneficial ownership interest in the common stock of the specified underlying securities. The companies selected as part of this receipt program are listed above in the section entitled "Highlights of Regional Bank HOLDRS--The Regional Bank HOLDRS."

     Beneficial owners of Regional Bank HOLDRS will have the same rights and privileges as they would have if they beneficially owned the underlying securities in "street name" outside of the trust. These include the right of investors to instruct the trustee to vote the common stock, and to receive dividends and other distributions on the underlying securities, if any are declared and paid to the trustee by an issuer of an underlying security, as well as the right to cancel Regional Bank HOLDRS to receive the underlying securities. See "Description of the Depositary Trust Agreement." Regional Bank HOLDRS are not intended to change your beneficial ownership in the underlying securities under federal securities laws, including sections 13(d) and 16(a) of the Securities Exchange Act of 1934.

     The trust will not publish or otherwise calculate the aggregate value of the underlying securities represented by a receipt. Regional Bank HOLDRS may trade in the secondary market at prices that are lower than the aggregate value of the corresponding underlying securities. If, in such case, an owner of Regional Bank HOLDRS wishes to realize the dollar value of the underlying securities, that owner will have to cancel the Regional Bank HOLDRS. Such cancellation will require payment of fees and expenses as described in "Description of the Depositary Trust Agreement--Withdrawal of underlying securities."

     Regional Bank HOLDRS are evidenced by one or more global certificates that the trustee has deposited with DTC and registered in the name of Cede & Co., as nominee for DTC. Regional Bank HOLDRS are available only in book-entry form. Owners of Regional Bank HOLDRS may hold their Regional Bank HOLDRS through DTC, if they are participants in DTC, or indirectly through entities that are participants in DTC.

                    DESCRIPTION OF THE UNDERLYING SECURITIES

     Selection criteria. The underlying securities are the common stocks of specified companies that, at the time of selection, were involved in various aspects of the regional banking industry and whose common stock is registered under section 12 of the Securities Exchange Act. The issuers of the underlying securities were, at the time of selection, among the largest capitalized and most liquid companies involved in the regional banking industry as measured by market capitalization and trading volume.

     The Regional Bank HOLDRS may no longer consist exclusively of securities issued by companies involved in the regional banking industry. Merrill Lynch, Pierce, Fenner & Smith Incorporated will determine, in its sole discretion, whether the issuer of a particular underlying security remains in the regional banking industry and will undertake to make adequate disclosure when necessary.

     Underlying securities. For a list of the underlying securities represented by Regional Bank HOLDRS, please refer to "Highlights of Regional Bank HOLDRS--The Regional Bank HOLDRS." If the underlying securities change because of a reconstitution event, a distribution of securities by an underlying issuer or other event, a revised list of underlying securities will be set forth in a prospectus supplement and filed with the SEC on a periodic basis.

     No investigation. The trust, the trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and any affiliate of these entities, have not performed any investigation or review of the selected companies including the public filings by the companies. Accordingly, before you acquire Regional Bank HOLDRS, you should consider publicly available financial and other information about the issuers of the underlying securities. See "Risk Factors" and "Where You Can Find More Information." Investors and market participants should not conclude that the inclusion of a company in the list is any form of investment recommendation of that company by the trust, the trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated, the selling group or any of their affiliates.

     General background and historical information. For a brief description of the business of each of the issuers of the underlying securities and monthly pricing information showing the historical performance of each underlying issuer's securities see "Annex A."

     The following table and graph set forth the composite performance of all of the 18 underlying securities currently represented by a single Regional Bank HOLDR measured at the close of the business day on January 30, 1998, and thereafter as of the end of each month to June 30, 2003. The performance table and graph data are adjusted for any splits that may have occurred over the measurement period. Past movements of the underlying securities are not necessarily indicative of future values.

   1998      Price    1999      Price      2000     Price       2001      Price        2002     Price     2003    Price
January      111.39 January      128.17 January        100.07 January        122.85  January    112.59  January    101.64
February     121.08 February     128.38 February        84.32 February       117.25  February   111.80  February   99.70
March        129.05 March        127.14 March          103.38 March          114.35  March      121.10  March      94.89
April        130.46 April        136.32 April           98.89 April          111.85  April      121.13  April      103.58
May          123.47 May          127.46 May            108.80 May            117.91  May        120.60  May        110.64
June         126.98 June         129.44 June           92.233 June           117.54  June       116.68  June       111.43
July         126.11 July         120.79 July            96.51 July           120.01  July       109.06
August        99.46 August       112.68 August         109.35 August         115.26  August     112.15
September    110.27 September    106.27 September      114.16 September      108.77  September  100.78
October      122.82 October      122.40 October        110.61 October         99.92  October    104.73
November     126.08 November     112.89 November       109.20 November       108.75  November   106.04
December     135.14 December     101.42 December       119.60 December       111.96  December   102.74


                                  [LINE GRAPH]

                  DESCRIPTION OF THE DEPOSITARY TRUST AGREEMENT

     General. The depositary trust agreement, dated as of May 18, 2000, as amended and restated on June 21, 2000, among Merrill Lynch, Pierce, Fenner & Smith Incorporated, The Bank of New York, as trustee, other depositors and the owners of the Regional Bank HOLDRS, provides that Regional Bank HOLDRS will represent an owner's undivided beneficial ownership interest in the common stock of the underlying companies. The depositary trust agreement was amended on November 22, 2000 to modify the reconstitution events, described below.

     The trustee. The Bank of New York serves as trustee for the Regional Bank HOLDRS. The Bank of New York, which was founded in 1784, was New York's first bank and is the oldest bank in the country still operating under its original name. The Bank is a state-chartered New York banking corporation and a member of the Federal Reserve System. The Bank conducts a national and international wholesale banking business and a retail banking business in the New York City, New Jersey and Connecticut areas, and provides a comprehensive range of corporate and personal trust, securities processing and investment services.

     Issuance, transfer and surrender of Regional Bank HOLDRS. You may create and cancel Regional Bank HOLDRS only in round-lots of 100 Regional Bank HOLDRS. You may create Regional Bank HOLDRS by delivering to the trustee the requisite underlying securities. The trust will only issue Regional Bank HOLDRS upon the deposit of the whole shares represented by a round-lot of 100 Regional Bank HOLDRS.

     In the event that a fractional share comes to be represented by a round-lot of Regional Bank HOLDRS, the trust may require a minimum of more than one round-lot of 100 Regional Bank HOLDRS for an issuance so that the trust will always receive whole share amounts for issuance of Regional Bank HOLDRS. Similarly, you must surrender Regional Bank HOLDRS in integral multiples of 100 Regional Bank HOLDRS to withdraw deposited shares from the trust. The trustee will not deliver fractional shares of underlying securities, and to the extent that any cancellation of Regional Bank HOLDRS would otherwise require the delivery of fractional shares, the trust will deliver cash in lieu of such shares. You may request withdrawal of your deposited shares during the trustee's normal business hours. The trustee expects that in most cases it will deliver your deposited shares within one business day of your withdrawal request.

     Voting rights. You will receive proxy soliciting materials provided by issuers of the deposited shares so as to permit you to give the trustee instructions as to how to vote on matters to be considered at any annual or special meetings held by issuers of the underlying securities.

     Under the depositary trust agreement, any beneficial owner of Regional Bank HOLDRS, other than Merrill Lynch, Pierce, Fenner & Smith Incorporated owning Regional Bank HOLDRS for its own proprietary account as principal, will have the right to vote to dissolve and liquidate the trust.

     Distributions. You will be entitled to receive, net of trustee fees, distributions of cash, including dividends, securities or property, if any, made with respect to the underlying securities. The trustee will use its reasonable efforts to ensure that it distributes these distributions as promptly as practicable after the date on which it receives the distribution. Therefore, you may receive your distributions substantially later than you would have had you held the underlying securities directly. Any distributions of securities by an issuer of underlying securities will be deposited into the trust and will become part of the Regional Bank HOLDRS unless such securities are not listed for trading on U.S. national securities exchange or through the Nasdaq National Market System or such distributed securities have a different Standard & Poor's GICS sector classification than any of the underlying securities represented in the Regional Bank HOLDRS at the time of the distribution of such securities. In addition, if the issuer of underlying securities offers rights to acquire additional underlying securities or other securities, the rights will be distributed to you through the trustee, if practicable, and if the rights and the securities that those rights relate to are exempt from registration or are registered under the Securities Act of 1933. Otherwise, if practicable, the rights will be disposed of and the net proceeds distributed to you by the trustee. In all other cases, the rights will lapse.

     You will be obligated to pay any tax or other charge that may become due with respect to Regional Bank HOLDRS. The trustee may deduct the amount of any tax or other governmental charge from a distribution before making payment to you. In addition, the trustee will deduct its quarterly custody fee of $2.00 for each round-lot of

100 Regional Bank HOLDRS from quarterly dividends, if any, paid to the trustee by the issuers of the underlying securities. With respect to the aggregate custody fee payable in any calendar year for each Regional Bank HOLDR, the trustee will waive that portion of the fee which exceeds the total cash dividends and other cash distributions received, or to be received, and payable with respect to such calendar year.

     Reconstitution events. The depositary trust agreement provides for the automatic distribution of underlying securities from Regional Bank HOLDRS to you in the following four circumstances:

          A. If an issuer of underlying securities no longer has a class of common stock registered under section 12 of the Securities Exchange Act of 1934, then its securities will no longer be an underlying security and the trustee will distribute the shares of that company to the owners of the Regional Bank HOLDRS.

          B. If the SEC finds that an issuer of underlying securities should be registered as an investment company under the Investment Company Act of 1940, and the trustee has actual knowledge of the SEC finding, then the trustee will distribute the shares of that company to the owners of the Regional Bank HOLDRS.

          C. If the underlying securities of an issuer cease to be outstanding as a result of a merger, consolidation, corporate combination or other event, the trustee will distribute the consideration paid by and received from the acquiring company to the beneficial owners of Regional Bank HOLDRS only if the distributed securities have a different Standard & Poor's GICS sector classification than any of the underlying securities represented in the Regional Bank HOLDRS at the time of the distribution or exchange or if the securities received are not listed for trading on a U.S. national securities exchange or through the Nasdaq National Market System. In any other case, the additional underlying securities received as consideration will be deposited into the trust.

          D. If an issuer's underlying securities are delisted from trading on a U.S. national securities exchange or through the Nasdaq National Market System and are not listed for trading on another U.S. national securities exchange or through the Nasdaq National Market System within five business days from the date such securities are delisted.

     To the extent a distribution of underlying securities is required as a result of a reconstitution event, the trustee will deliver the underlying security to you as promptly as practicable after the date that the trustee has knowledge of the occurrence of a reconstitution event.

     As provided in the depositary trust agreement, securities of a new company will be added to the Regional Bank HOLDRS, as a result of a distribution of securities by an underlying issuer or where an event occurs, such as a merger, where the securities of an underlying issuer are exchanged for the securities of another company, unless the securities received have a different Standard & Poor's GICS sector classification, than any of the underlying securities represented in the Regional Bank HOLDRS at the time of distribution or exchange or are not listed for trading on a U.S. national securities exchange or through the Nasdaq National Market System.

     It is anticipated, as a result of the broadly defined GICS sectors, that most distributions or exchanges of securities will result in the inclusion of new securities in the Regional Bank HOLDRS. The trustee will review the Standard & Poor's GICS sector classifications of securities to determine whether securities received as a result of a distribution by an underlying issuer or as consideration for securities included in the Regional Bank HOLDRS will be distributed from the Regional Bank HOLDRS to you.

     Standard & Poor's classifications. Standard & Poor's Corporation is an independent source of market information that, among other things, maintains the Global Industry Classification Standard, which classifies the securities of public companies into various sector classifications based upon GICS sectors, which are derived from its own criteria. The GICS classification standards were exclusively effective on January 2, 2002. There are 10 Standard & Poor's GICS sectors and each class of publicly traded securities of a company is given only one GICS sector. The securities included in the Regional Bank HOLDRS are currently represented in the Financials GICS sector. The Standard & Poor's GICS sector classifications of the securities included in the Regional Bank HOLDRS may change over time if the companies that issued these securities change their focus of operations or if Standard & Poor's alters the criteria it uses to determine GICS sectors, or both.

     Record dates. With respect to dividend payments and voting instructions, the trustee expects to fix the trust's record dates as close as possible to the record date fixed by the issuer of the underlying securities.

     Shareholder communications. The trustee promptly will forward to you all shareholder communications that it receives from issuers of the underlying securities.

     Withdrawal of underlying securities. You may surrender your Regional Bank HOLDRS and receive underlying securities during the trustee's normal business hours and upon the payment of applicable fees, taxes or governmental charges, if any. You should receive your underlying securities no later than the business day after the trustee receives your request. If you surrender Regional Bank HOLDRS in order to receive underlying securities, you will pay to the trustee a cancellation fee of up to $10.00 per round-lot of 100 Regional Bank HOLDRS.

     Further issuances of Regional Bank HOLDRS. The depositary trust agreement provides for further issuances of Regional Bank HOLDRS on a continuous basis without your consent.

     Termination of the trust. The trust will terminate if the trustee resigns and no successor trustee is appointed by Merrill Lynch, Pierce, Fenner & Smith Incorporated, as initial depositor, within 60 days from the date the trustee provides notice to the initial depositor of its intent to resign. Upon termination, the beneficial owners of Regional Bank HOLDRS will surrender their Regional Bank HOLDRS as provided in the depositary trust agreement, including payment of any fees of the trustee or applicable taxes or governmental charges due in connection with delivery to the owners of the underlying securities. The trust also will terminate if Regional Bank HOLDRS are delisted from the American Stock Exchange and are not listed for trading on another U.S. national securities exchange or through the Nasdaq National Market System within 5 business days from the date the Regional Bank HOLDRS are delisted. Finally, the trust will terminate if 75% of the owners of outstanding Regional Bank HOLDRS, other than Merrill Lynch, Pierce, Fenner & Smith Incorporated, vote to dissolve and liquidate the trust.

     If a termination event occurs, the trustee will distribute the underlying securities to you as promptly as practicable after the termination event occurs.

     Amendment of the depositary trust agreement. The trustee and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as initial depositor, may amend any provisions of the depositary trust agreement without the consent of any other depositor or any of the owners of the Regional Bank HOLDRS. Promptly after the execution of any amendment to the agreement, the trustee must furnish or cause to be furnished written notification of the substance of the amendment to each owner of Regional Bank HOLDRS. Any amendment that imposes or increases any fees or charges, subject to exceptions, or that otherwise prejudices any substantial existing right of the owners of Regional Bank HOLDRS will not become effective until 30 days after notice of the amendment is given to the owners of Regional Bank HOLDRS.

     Issuance and cancellation fees. If you wish to create Regional Bank HOLDRS by delivering to the trust the requisite underlying securities, the trustee will charge you an issuance fee of up to $10.00 for each round-lot of 100 Regional Bank HOLDRS. If you wish to cancel your Regional Bank HOLDRS and withdraw your underlying securities, the trustee will charge you a cancellation fee of up to $10.00 for each round-lot of 100 Regional Bank HOLDRS issued. The trustee may negotiate either of these fees depending on the volume, frequency and size of the issuance or cancellation transactions.

     Commissions. If you choose to create Regional Bank HOLDRS you will be responsible for paying any sales commissions associated with your purchase of the underlying securities that is charged by your broker, whether it be any of the members of the selling group or another broker, in addition to the issuance fee described above.

     Custody fees. The Bank of New York, as trustee and as custodian, will charge you a quarterly custody fee of $2.00 for each round-lot of 100 Regional Bank HOLDRS to be deducted from any dividend payments or other cash distributions on underlying securities received by the trustee. With respect to the aggregate custody fee payable in any calendar year for each Regional Bank HOLDR, the Trustee will waive that portion of the fee which exceeds the total cash dividends and other cash distributions received, or to be received, and payable with respect to such calendar year. The trustee cannot recapture unpaid custody fees from prior years.

     Address of the trustee. The Bank of New York, ADR Department, 101 Barclay Street, New York, New York 10286.

     Governing law. The depositary trust agreement and the Regional Bank HOLDRS are governed by the laws of the State of New York. The trustee will provide the depositary trust agreement to any owner of the underlying securities free of charge upon written request.

     Duties and immunities of the trustee. The trustee assumes no responsibility or liability for, and makes no representations as to, the validity or sufficiency, or as to the accuracy of the recitals, if any, set forth in the Regional Bank HOLDRS.

     The trustee has undertaken to perform only those duties as are specifically set forth in the depositary trust agreement. Subject to the preceding sentence, the trustee is liable for its own negligence or misconduct except for good faith errors in judgment so long as the trustee is not negligent in ascertaining the relevant facts.

                  UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

General



     The following discussion represents the opinion of Shearman & Sterling LLP, our special U.S. federal income tax counsel, as to the principal U.S. federal income tax consequences relating to the Regional Bank HOLDRS for:

     o    a citizen or resident of the United States;

     o a corporation or partnership created or organized in the United States or under the laws of the United States;

     o an estate, the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source;

     o a trust if either (i) it is subject to the primary supervision of a U.S. court and one or more U.S. persons have the authority to control all substantial decisions of the trust or (ii) it has a valid election ineffect under applicable Treasury Regulations to be treated as a U.S. person (each of the above, a "U.S. receipt holder"); and

     o any person other than a U.S. receipt holder (a "non-U.S. receipt holder").

     This discussion is based upon laws, regulations, rulings and decisions currently in effect, all of which are subject to change, possibly on a retroactive basis. The discussion does not deal with all U.S. federal income tax consequences applicable to all categories of investors, some of which may be subject to special rules, such as (without limitation) tax-exempt entities, banks, dealers in securities, U.S. receipt holders whose functional currency is not the U.S. dollar, and investors who acquire or hold any Regional Bank HOLDRS as part of a conversion, straddle or other hedging transaction. In addition, this discussion generally is limited to investors who will hold the Regional Bank HOLDRS as "capital assets" (generally, property held for investment) within the meaning of section 1221 of the Internal Revenue Code of 1986, as amended (the "Code"). Moreover, this discussion does not address Regional Bank HOLDRS held by a foreign partnership or other foreign flow through entities. We recommend that you consult with your own tax advisor.

Taxation of the trust

     The trust will provide for flow through tax consequences as it will be treated as a grantor trust or custodial arrangement for U.S. federal income tax purposes.

Taxation of Regional Bank HOLDRS

     A receipt holder purchasing and owning Regional Bank HOLDRS will be treated, for U.S. federal income tax purposes, as directly owning a proportionate share of the underlying securities represented by Regional Bank HOLDRS. Consequently, if there is a taxable cash distribution on an underlying security, a holder will recognize income with respect to the distribution at the time the distribution is received by the trustee, not at the time that the holder receives the cash distribution from the trustee.

     Pursuant to recently enacted legislation, qualified dividend income received in respect of Regional Bank HOLDRS by U.S. receipt holders who are individuals, trusts and estates will be eligible for U.S. federal income taxation at preferential rates. Qualified dividend income includes dividends received from domestic corporations and "qualified foreign corporations," as such term is defined below under "Special considerations with respect to underlying securities of foreign issuers." In order for such dividends to qualify for the preferential rates, specific minimum holding period requirements must be met, and for this purpose, a U.S. receipt holder's holding period with respect to an underlying security may be tolled for any period in which such holder has diminished its risk of loss in respect of such security by (for example) entering into a hedging transaction. Special rules apply to a U.S. receipt holder who leverages its investment in Regional Bank HOLDRS.

     A receipt holder will determine its initial tax basis in each of the underlying securities by allocating the purchase price for the Regional Bank HOLDRS among the underlying securities based on their relative fair market values at the time of purchase. Similarly, when a holder sells a receipt, it will determine the amount realized with respect to each security by allocating the sales price among the underlying securities based on their relative fair market values at the time of sale. A holder's gain or loss with respect to each security will be computed by subtracting its adjusted basis in the security from the amount realized on the security. With respect to purchases of Regional Bank HOLDRS for cash in the secondary market, a receipt holder's aggregate tax basis in each of the underlying securities will be equal to the purchase price of the Regional Bank HOLDRS. Similarly, with respect to sales of Regional Bank HOLDRS for cash in the secondary market, the amount realized with respect to a sale of Regional Bank HOLDRS will be equal to the aggregate amount realized with respect to each of the underlying securities.

     The distribution of any securities by the trust upon the surrender of Regional Bank HOLDRS, the occurrence of a reconstitution event, or a termination event will not be a taxable event except to the extent that cash is distributed in lieu of fractional shares. The receipt holder's holding period with respect to the distributed securities will include the period that the holder held the securities through the trust.

Brokerage fees and custodian fees

     The brokerage fee incurred in purchasing a receipt will be treated as part of the cost of the underlying securities. Accordingly, a holder includes this fee in its tax basis in the underlying securities. A holder will allocate the brokerage fee among the underlying securities using either a fair market value allocation or pro rata based on the number of shares of each underlying security. Similarly, the brokerage fee incurred in selling Regional Bank HOLDRS will reduce the amount realized with respect to the underlying securities.

     A holder will be required to include in its income the full amount of dividends paid on the underlying securities, even though the depositary trust agreement provides that the custodian fees will be deducted directly from any dividends paid. These custodian fees will be treated as an expense incurred in connection with a holder's investment in the underlying securities and may be deductible. If a holder is an individual, estate or trust, however, the deduction of its share of custodian fees will be a miscellaneous itemized deduction that may be disallowed in whole or in part.

Special considerations with respect to underlying securities of foreign issuers

     If any of the underlying securities are securities of foreign issuers, the gross amount of any taxable cash distribution will not be eligible for the dividends received deduction generally allowed to corporate U.S. receipt holders.

     As discussed above, dividends received by certain U.S. receipt holders from an issuer of underlying securities that is a "qualified foreign corporation" will be eligible for U.S. federal income taxation at preferential rates under recently enacted legislation. A qualified foreign corporation includes:

     o a foreign corporation that is eligible for the benefits of a comprehensive U.S. income tax treaty that includes an exchange of information program, and

     o a foreign corporation if the stock to which the dividend is paid is readily tradable on an established market in the United States,

but will not include:

     o    a passive foreign investment company (as defined below),

     o a foreign personal holding company (as specially defined in the Code), or

     o    a foreign investment company (as specially defined in the Code).

     The Treasury Department is expected to issue guidance regarding these requirements.

     If a foreign issuer pays a dividend in a currency other than U.S. dollars, the amount of the dividend for U.S. federal income tax purposes will the U.S. dollar value, determined at the spot rate on the date of the payment, regardless of whether the payment is later converted into U.S. dollars. In this case, the U.S. receipt holder may recognize ordinary income or loss as a result of currency fluctuations between the date on which the dividend is paid and the date the dividend amount is converted into U.S. dollars.

     Subject to certain conditions and limitations, any foreign tax withheld on dividends may be deducted from taxable income or credited against a U.S. receipt holder's U.S. federal income tax liability. The limitation on foreign taxes eligible for the U.S. foreign tax credit is calculated separately with respect to specific classes of income. For this purpose, dividends distributed by a foreign issuer generally will constitute passive income or, in the case of some U.S. holders, financial services income. For purposes of U.S. foreign tax credit limitation, dividends received by a U.S. receipt holder with respect to underlying security of a foreign issuer generally will be treated as foreign source income while any gain or loss recognized from the sale of such security generally will be treated as from sources within the United States. The rules relating to the determination of the foreign tax credit are complex and we recommend that U.S. receipt holders consult their own tax advisors to determine whether and to what extent a credit would be available.

     Dividends and distributions made by a foreign issuer may be subject to a foreign withholding tax. Some foreign issuers may make arrangements through which holders of their American depositary shares can apply for a refund of withheld taxes. If any of the underlying securities are securities of a foreign issuer, holders of Regional Bank HOLDRS may be able to use these arrangements to apply for a refund of withheld taxes.

     Additionally, special U.S. federal income tax rules apply to U.S. persons owning shares of a passive foreign investment company (a "PFIC"). We do not believe that any of the foreign issuers of the underlying securities is currently a PFIC and do not anticipate that any issuer will become a PFIC in the future, although no assurances can be made that the applicable tax law or other relevant circumstance will not change in a manner which affects the PFIC determination. A foreign corporation generally will be classified as a PFIC for U.S. federal income tax purposes in any taxable year in which, after applying relevant look-through rules, either:

     o    at least 75% of its gross income is "passive income"; or

     o on average at least 50% of the gross value of its assets is attributable to assets that produce "passive income" or are held for the production of passive income.

     Passive income for this purpose generally includes dividends, interest, royalties, rents, and gains from commodities and securities transactions.

     If a corporation were classified as a PFIC, a U.S. receipt holder could be subject to increased tax liability, possibly including an interest charge, upon the sale or other disposition of the Utilities HOLDRS or of the underlying securities or upon the receipt of "excess distributions," unless the U.S. receipt holder has made one of certain elections (to the extent available under specific rules) including an election to be taxed currently on its pro rata portion of the corporation's income, whether or not the income was distributed in the form of dividends or otherwise.

Non-U.S. receipt holders

     A non-U.S. receipt holder generally will be subject to U.S. withholding tax at a rate of 30% or a lower rate as may be specified by an applicable tax treaty with respect to dividends received on underlying securities of U.S. issuers. However, if that income is effectively connected with a U.S. trade or business conducted by the holder or, where a tax treaty applies, it is attributable to a permanent establishment maintained in the United States by the holder, then those dividends will be exempt from withholding tax, provided the holder complies with applicable certification and disclosure requirements.

     A non-U.S. receipt holder generally will not be subject to U.S. federal income or withholding tax with respect to dividends received on any underlying securities of a foreign issuer unless that income is effectively connected with a U.S. trade or business conducted by the holder or, where a tax treaty applies, is attributable to a permanent establishment maintained in the United States by the holder.

     With respect to dividends of U.S. and any foreign issuers, a non-U.S. receipt holder's dividends that are effectively connected with a U.S. trade or business or dividends attributable to a permanent establishment, net of relevant deductions and credits, will be subject to U.S. federal income taxation at the same graduated rates applicable to U.S. persons. In addition to this graduated tax, effectively connected dividends or dividends attributable to a permanent establishment received by a corporate non-U.S. receipt holder may also be subject to a branch profits tax at a rate of 30% or a lower rate as may be specified by an applicable tax treaty. Under some circumstances, a non-U.S. receipt holder whose dividends are so effectively connected or attributable shall be entitled to a dividends received deduction equal to 70% or 80% of the amount of the dividend.

     A non-U.S. receipt holder that is eligible for a reduced rate of withholding tax pursuant to a tax treaty may obtain a refund of any excess amounts withheld by filing an appropriate claim for refund with the Internal Revenue Service.

     A non-U.S. receipt holder generally will not be subject to U.S. federal income or withholding tax with respect to gain recognized upon the sale or other disposition of Regional Bank HOLDRS or of the underlying securities unless:

     o that gain is effectively connected with a U.S. trade or business conducted by the holder or, where a tax treaty applies, is attributable to a permanent establishment maintained in the United States by the holder,

     o in the case of any gain realized by an individual non-U.S. receipt holder, the holder is present in the United States for 183 days or more in the taxable year of the sale or other disposition and certain other conditions are met, or

     o the underlying securities issuer is or has been a U.S. real property holding corporation for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of the disposition or the period during which the non-U.S. receipt holder held the common stock of such issuer and (a) the common stock is not considered to be "regularly traded on an established securities market" or (b) the non-U.S. receipt holder owned, actually or constructively, at any time during the shorter of the periods described above, more than 5% of the common stock of such issuer.

     Effectively connected or attributable gains generally will be subject to U.S. federal income taxation at the same graduated rates applicable to U.S. persons, and may, in the case of a corporate non-U.S. receipt holder, also be subject to the branch profits tax. We recommend that non-U.S. receipt holders consult their own tax advisors to determine whether any applicable tax treaties provide for different rules.

Backup withholding and information reporting

     Information returns will be filed with the Internal Revenue Service in connection with dividend payments made with respect to the underlying securities, or the proceeds of the sale or other disposition of the receipts (or the underlying securities). If you are a non-corporate U.S receipt holder, you will be subject to U.S. backup withholding tax at the applicable rate on these payments unless you provide your taxpayer identification number to the paying agent and comply with certain certification procedures. If you are a non-U.S. receipt holder, you may have to comply with certification procedures to establish that you are not a U.S. person in order to avoid the information reporting and backup withholding tax requirements. However, payments of dividends to non-U.S. receipt holders will be reported on Internal Revenue Service Form 1042-S even if such payments are not otherwise subject to the information reporting requirements.


     The amount of any backup withholding from a payment to you will be allowed as a credit against your U.S. federal income tax liability and may entitle you to a refund, provided that the required information is furnished to the Internal Revenue Service.

     The preceding discussion does not address all aspects of U.S. federal income taxation that may be relevant in light of a non-U.S. receipt holder's or an issuer's particular facts and circumstances. We recommend that investors consult their own tax advisors.

                              ERISA CONSIDERATIONS

     Any plan fiduciary which proposes to have a plan acquire Regional Bank HOLDRS should consult with its counsel with respect to the potential applicability of ERISA and the Internal Revenue Code to this investment and whether any exemption would be applicable and determine on its own whether all conditions have been satisfied. Moreover, each plan fiduciary should determine whether, under the general fiduciary standards of investment prudence and diversification, an acquisition of Regional Bank HOLDRS is appropriate for the plan, taking into account the overall investment policy of the plan and the composition of the plan's investment portfolio.

                              PLAN OF DISTRIBUTION

     In accordance with the depositary trust agreement, the trust issued Regional Bank HOLDRS to Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Merrill Lynch, Pierce, Fenner & Smith Incorporated has deposited the underlying securities to receive Regional Bank HOLDRS. The trust delivered the initial distribution of Regional Bank HOLDRS against deposit of the underlying securities in New York, New York on approximately June 27, 2000.

     Investors who purchase Regional Bank HOLDRS through a fee-based brokerage account will pay fees charged by the brokerage account. We recommend that investors review the terms of their brokerage accounts for details on the application charges.

     Merrill Lynch has from time to time provided investment banking and other financial services to certain of the issuers of the underlying securities and expects in the future to provide these services, for which it has received and will receive customary fees and commissions. Merrill Lynch may also have served as counterparty in other transactions with certain of the issuers of the underlying securities.

     Merrill Lynch, Pierce, Fenner & Smith Incorporated has used, and may continue to use this prospectus, as updated from time to time, in connection with offers and sales related to market-making transactions in the Regional Bank HOLDRS. Merrill Lynch, Pierce, Fenner & Smith Incorporated may act as principal or agent in such transactions. Market-making sales will be made at prices related to prevailing market prices at the time of sale.

     Merrill Lynch, Pierce, Fenner & Smith Incorporated has agreed to indemnify the trustee against certain civil liabilities related to acts performed or not performed by the trustee in accordance with the depositary trust agreement or periodic reports filed or not filed with the SEC with respect to the Regional Bank HOLDRS. Should a court determine not to enforce the indemnification provision, Merrill Lynch, Pierce, Fenner & Smith Incorporated also has agreed to contribute to payments the trustee may be required to make with respect to such liabilities.

                                 LEGAL MATTERS

     Legal matters, including the validity of the Regional Bank HOLDRS were passed upon for Merrill Lynch, Pierce, Fenner & Smith Incorporated, the initial depositor and the underwriter in connection with the initial offering of the Regional Bank HOLDRS, by Shearman & Sterling LLP, New York, New York. Shearman & Sterling LLP, as special U.S. tax counsel to the trust, also rendered an opinion regarding the material U.S. federal income tax consequences relating to the Regional Bank HOLDRS.

                       WHERE YOU CAN FIND MORE INFORMATION

     Merrill Lynch, Pierce, Fenner & Smith Incorporated has filed a registration statement on Form S-1 with the SEC covering the Regional Bank HOLDRS. While this prospectus is a part of the registration statement, it does not contain all the exhibits filed as part of the registration statement. You should consider reviewing the full text of those exhibits.

     The registration statement is available over the Internet at the SEC's Web site at http://www.sec.gov. You also may read and copy the registration statement at the SEC's public reference rooms in Washington, D.C., New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for more information on the public reference rooms and their copy charges. Merrill Lynch, Pierce, Fenner & Smith Incorporated will not file any reports pursuant to the Securities Exchange Act of 1934. The trust will file modified reports pursuant to the Securities Exchange Act of 1934.

     Because the common stock of the issuers of the underlying securities is registered under the Securities Exchange Act of 1934, the issuers of the underlying securities are required to file periodically financial and other information specified by the SEC. For more information about the issuers of the underlying securities, information provided to or filed with the SEC by the issuers of the underlying securities with respect to their registered securities can be inspected at the SEC's public reference facilities or accessed through the SEC's Web site referenced above. In addition, information regarding the issuers of the underlying securities may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated information.

     The trust and the selling group and their affiliates are not affiliated with the issuers of the underlying securities, and the issuers of the underlying securities have no obligations with respect to Regional Bank HOLDRS. This prospectus relates only to Regional Bank HOLDRS and does not relate to the common stock or other securities of the issuers of the underlying securities. The information in this prospectus regarding the issuers of the underlying securities has been derived from the publicly available documents described in the preceding paragraph. We have not participated in the preparation of these documents or made any due diligence inquiries with respect to the issuers of the underlying securities in connection with Regional Bank HOLDRS. We make no representation that these publicly available documents or any other publicly available information regarding the issuers of the underlying securities are accurate or complete. Furthermore, we cannot assure you that all events occurring prior to the date of this prospectus, including events that would affect the accuracy or completeness of the publicly available documents described in the preceding paragraph, that would affect the trading price of the common stock of the issuers of the underlying securities, and therefore the offering and trading prices of the Regional Bank HOLDRS, have been publicly disclosed.

                                     ANNEX A

     This annex forms an integral part of the prospectus.

     The following tables provide a brief description of the business of each of the issuers of the underlying securities and set forth the split-adjusted closing market prices, as reported on the applicable primary U.S. trading market, of each of the underlying securities in each month during 1998, 1999, 2000, 2001, 2002 and 2003. As a result of the conversion to decimal reporting of trading prices by the markets on which the underlying securities trade, all market prices beginning from January 2001 provided in the following tables are given in decimal form. All historical market prices provided in fractions in excess of one dollar are rounded to the nearest one sixty-fourth of a dollar. A table outlining the primary U.S. stock market on which the securities of the issuers are listed can be found on page 12. An asterisk (*) denotes that no shares of the issuer were trading on a U.S. stock market during that month. The historical prices of the underlying securities should not be taken as an indication of future performance.

                          AMSOUTH BANCORPORATION (ASO)

     AmSouth Bancorporation is a financial holding company and a bank holding company, which, through its subsidiaries, provides financial products and services through banking offices. AmSouth's principal activities include consumer and commercial banking and wealth management. AmSouth provides services to businesses and individuals through more than 600 AmSouth offices principally located in the southeastern states of Alabama, Florida, Tennessee, Mississippi, Louisiana and Georgia. In addition, AmSouth provides a network of automated teller machines that are linked with shared automated tellers in all 50 states.


            Closing             Closing            Closing            Closing           Closing             Closing
   1998      Price      1999     Price     2000     Price     2001     Price     2002    Price      2003     Price
---------   --------  --------  -------  --------  -------  --------  ------- --------  --------  --------  --------
January     24        January   29 3/8   January   17 7/16  January   17.33   January   20.85     January   20.49
February    24 31/32  February  31 1/64  February  14 5/16  February  17.42   February  21.15     February  20.60
March       26 1/4    March     30 1/64  March     14 5/16  March     16.81   March     21.98     March     19.88
April       27 23/32  April     31 5/64  April     14 9/16  April     17.15   April     22.71     April     21.05
May         25 5/8    May       28 3/8   May       18 1/16  May       18.39   May       22.20     May       22.32
June        26 13/64  June      23 3/16  June      15 3/4   June      18.49   June      22.38     June      21.84
July        26 29/64  July      22 7/8   July      16 13/16 July      19.88   July      22.32
August      22 59/64  August    21 7/8   August    18 17/64 August    19.02   August    22.47
September   22 3/4    September 23 7/16  September 12 1/2   September 18.07   September 20.74
October     26 51/64  October   25 5/8   October   13 15/16 October   17.29   October   19.60
November    28 11/64  November  22 9/16  November  14 7/8   November  18.32   November  19.07
December    30 26/64  December  19 5/16  December  15 1/4   December  18.90   December  19.20

The closing price on July 11, 2003 was $22.35.

                           BANK ONE CORPORATION (ONE)

     Bank One Corporation is a multibank bank holding company, which, through its bank and non-bank subsidiaries, provides domestic retail banking, finance, credit card services, commercial banking and trust and investment management services. Bank One operates banking offices in Arizona, Colorado, Florida, Illinois, Indiana, Kentucky, Louisiana, Michigan, Ohio, Oklahoma, Texas, Utah, West Virginia and Wisconsin, as well as in certain international markets. Bank One also engages in credit card and merchant processing, consumer and education finance, real estate-secured lending and servicing, insurance, venture capital investment and merchant banking, trust, brokerage and investment management services, leasing, community development and data processing.

            Closing             Closing             Closing             Closing           Closing            Closing
   1998      Price      1999     Price      2000     Price      2001     Price     2002    Price     2003     Price
---------   --------  --------  -------   --------  -------   --------  ------- --------  -------- --------  --------
January     50 51/64  January   52 3/8    January   29 13/16  January   39.20   January   37.50    January   36.51
February    56 1/2    February  53 3/4    February  25 7/8    February  35.27   February  35.84    February  36.03
March       53 3/4    March     55 1/16   March     34 3/8    March     36.18   March     41.78    March     34.62
April       58 13/16  April     58 3/32   April     30 1/2    April     37.77   April     40.87    April     36.05
May         55 1/8    May       56 9/16   May       33 1/8    May       39.60   May       40.63    May       37.36
June        55 13/16  June      59 9/16   June      26 9/16   June      35.80   June      38.48    June      37.18
July        51 11/16  July      54 9/16   July      31 13/16  July      38.71   July      38.91
August      39 1/6    August    40 1/8    August    35 17/64  August    34.69   August    40.95
September   42 7/16   September 34 13/16  September 38 1/16   September 31.47   September 37.40
October     48 3/4    October   37 13/16  October   36 1/2    October   33.19   October   38.57
November    51 1/2    November  35 5/16   November  35 13/16  November  37.44   November  39.49
December    51 1/16   December  32        December  36 10/16  December  39.05   December  36.55

The closing price on July 11, 2003 was $38.05.



                             BB&T CORPORATION (BBT)

     BB&T Corporation is a bank holding company with several banking subsidiaries, which primarily provide small business lending, commercial middle-market lending, real estate lending, retail lending, home-equity lending, sales finance, mortgage lending, leasing, asset management, trust services, agency insurance, wholesale insurance brokerage and treasury services. BB&T operates in North Carolina, South Carolina, Virginia, Maryland, Georgia, West Virginia, Tennessee, Kentucky, northern Florida and Washington, D.C.

            Closing              Closing             Closing              Closing             Closing             Closing
   1998      Price      1999      Price     2000      Price      2001      Price     2002      Price     2003      Price
---------   --------  --------   -------  --------   -------   --------   -------  --------   -------  --------   -------
January     29 15/32  January    38 1/4   January    28 1/8    January    36.63    January    35.24    January    33.56
February    31 1/32   February   37 7/8   February   23 1/2    February   36.13    February   37.01    February   32.83
March       33 27/32  March      36 3/16  March      28 1/16   March      35.17    March      38.11    March      31.43
April       33 5/8    April      39 15/16 April      26 5/8    April      35.42    April      38.08    April      32.60
May         33 3/32   May        36 1/2   May        29 5/16   May        36.15    May        37.58    May        34.19
June        33 13/16  June       36 11/16 June       23 7/8    June       36.70    June       38.60    June       34.30
July        35 1/8    July       35 1/4   July       24 15/16  July       36.91    July       37.02
August      28        August     33 1/2   August     27 5/64   August     36.78    August     38.05
September   29 15/16  September  32 3/8   September  30 1/8    September  36.45    September  35.04
October     35 3/4    October    36 3/8   October    31 7/8    October    32.10    October    36.25
November    36 15/16  November   32 1/4   November   33 3/8    November   34.15    November   37.99
December    40 5/16   December   27 3/8   December   37 5/16   December   36.11    December   36.99

The closing price on July 11, 2003 was $34.94.

                           COMERICA INCORPORATED (CMA)

     Comerica Incorporated is a bank holding company that offers individual banking, business banking and investment banking services. Comerica's individual banking services include consumer lending, consumer deposit gathering, mortgage loan origination and servicing, small business banking and private banking. Comerica's business banking services include middle-market lending, asset-based lending, large corporate banking, international financial services and specialty deposit gathering. Comerica's investment bank is responsible for the sale of mutual fund and annuity products, as well as life, disability and long-term care insurance products.


            Closing              Closing             Closing              Closing             Closing             Closing
   1998      Price      1999      Price     2000      Price      2001      Price     2002      Price     2003      Price
---------   --------  --------   -------  --------   -------   --------   -------  --------   -------  --------   -------
January     62 59/64  January    62 7/16  January    44 3/16   January    60.30    January    56.29    January    40.50
February    67 13/64  February   66 1/4   February   36 13/16  February   63.65    February   59.85    February   40.98
March       70 35/64  March      62 7/16  March      41 7/8    March      61.50    March      62.57    March      37.88
April       66 15/16  April      65 1/16  April      42 3/8    April      51.43    April      62.85    April      43.51
May         66 3/4    May        60 7/16  May        50 5/8    May        56.90    May        64.10    May        46.27
June        66 1/8    June       59 7/16  June       44 7/16   June       57.60    June       61.40    June       46.50
July        67 3/8    July       55 1/2   July       51        July       61.59    July       58.16
August      52 1/4    August     52 3/32  August     56 21/64  August     59.75    August     58.50
September   54 13/16  September  50 5/8   September  58 7/16   September  55.40    September  48.22
October     64 1/2    October    59 7/16  October    60 5/16   October    46.09    October    43.66
November    64 1/2    November   53       November   52 1/16   November   51.36    November   47.33
December    68 3/16   December   46 11/6  December   59 6/16   December   57.30    December   43.24

The closing price on July 11, 2003 was $47.63.




                           FIFTH THIRD BANCORP (FITB)

     Fifth Third Bancorp is a bank holding company through its subsidiaries, engages primarily in commercial, retail and trust banking, electronic payment processing services and investment advisory services. Fifth Third provides its financial products and services, which include consumer banking and credit card services, mortgage services and leasing, to the retail, commercial, financial, governmental, educational and medical sectors. Fifth Third's operations are primarily located in the Midwestern United States.


            Closing              Closing              Closing              Closing             Closing             Closing
   1998      Price      1999      Price      2000      Price      2001      Price     2002      Price     2003      Price
---------   --------  --------   -------   --------   -------   --------   -------  --------   -------  --------   -------
January     33 57/64  January    45 5/8    January    44 1/4    January    59.25    January    63.25    January    53.35
February    35 7/64   February   44 3/64   February   34 45/64  February   53.81    February   63.76    February   53.11
March       38        March      43 61/64  March      42        March      53.44    March      67.48    March      50.23
April       36 43/64  April      47 51/64  April      42 5/64   April      53.76    April      68.59    April      49.22
May         32 53/64  May        45 29/64  May        45 21/64  May        58.87    May        65.17    May        57.40
June        42        June       44 3/8    June       42 11/64  June       60.05    June       66.65    June       57.42
July        41 1/2    July       43 3/8    July       5/16*     July       63.02    July       66.07
August      35 29/64  August     44 11/64  August     46 3/16   August     58.30    August     67.02
September   38 21/64  September  40 9/16   September  53 7/8    September  61.48    September  61.23
October     44 11/64  October    49 13/16  October    51 3/8    October    56.42    October    63.50
November    44 1/4    November   46 43/64  November   53 5/8    November   60.09    November   56.00
December    47 35/64  December   48 59/64  December   59 3/4    December   61.33    December   58.55

The closing price on July 11, 2003 was $56.47.

                     FLEETBOSTON FINANCIAL CORPORATION (FBF)

     FleetBoston Financial Corporation is a financial services company engaged in the consumer and small business banking, commercial banking, international banking, corporate banking, principal investing, and investment management businesses. FleetBoston provides a variety of financial services, including institutional and investment banking, cash management, trade services, mortgage banking, discount brokerage services and other retail financial services. FleetBoston primarily operates in the United States and Latin America.


            Closing              Closing              Closing              Closing             Closing             Closing
   1998      Price      1999      Price      2000      Price      2001      Price     2002      Price     2003      Price
---------   --------  --------   -------   --------   -------   --------   -------  --------   -------  --------   -------
January     35 13/16  January    44 5/6    January    31 7/16   January    43.34    January    33.62    January    26.11
February    39 13/32  February   42 47/50  February   27 1/4    February   41.25    February   33.38    February   24.56
March       42 17/32  March      37 5/8    March      36 1/2    March      37.75    March      35.00    March      23.88
April       43 3/16   April      43 1/16   April      35 9/16   April      38.37    April      35.30    April      26.52
May         41        May        41 1/8    May        37 13/16  May        41.59    May        35.24    May        29.57
June        41 3/4    June       44 3/8    June       34        June       39.45    June       32.35    June       29.71
July        42 31/32  July       40 1/2    July       35 13/16  July       37.52    July       23.20
August      32 25/32  August     39 13/16  August     42 45/64  August     36.83    August     24.13
September   36 23/32  September  36 5/8    September  39        September  36.75    September  20.33
October     40        October    43 5/8    October    38        October    32.86    October    23.39
November    41 11/16  November   37 13/16  November   37 1/2    November   36.75    November   27.13
December    44 11/16  December   34 13/16  December   37 9/16   December   36.50    December   24.30

The closing price on July 11, 2003 was $30.65.




                                  KEYCORP (KEY)

     KeyCorp is a financial services company which, through its subsidiaries, provides a wide range of investment management, retail and commercial banking, retirement planning, consumer finance and investment banking products and services to corporate, individual and institutional clients. In addition to the traditional banking services, KeyCorp also provides specialized services, including personal and corporate trust services, personal financial services, mutual fund services, cash management services, investment banking and capital markets products and international banking services. KeyCorp provides services throughout the United States and to select international customers.

            Closing              Closing              Closing              Closing             Closing             Closing
   1998      Price      1999      Price      2000      Price      2001      Price     2002      Price     2003      Price
---------   --------  --------   -------   --------   -------   --------   -------  --------   -------  --------   -------
January     32 1/2    January    31 7/8    January    21        January    26.66    January    24.61    January    24.05
February    35 1/32   February   32 1/4    February   16 15/16  February   26.00    February   25.08    February   23.73
March       37 13/16  March      30 5/16   March      19        March      25.80    March      26.65    March      22.56
April       39 3/4    April      51 15/16  April      18 1/2    April      23.18    April      28.11    April      24.11
May         37 15/16  May        34 3/4    May        21        May        23.78    May        27.30    May        26.40
June        35 5/8    June       32 18     June       17 5/8    June       26.05    June       27.30    June       25.27
July        34        July       31 1/2    July       17 9/16   July       26.75    July       26.26
August      25 1/2    August     29        August     20 13/64  August     25.10    August     26.83
September   28 7/8    September  25 13/16  September  25 5/16   September  24.14    September  24.97
October     30 5/16   October    27 15/16  October    24 11/16  October    21.26    October    24.43
November    30 11/16  November   27        November   28 15/16  November   22.90    November   26.09
December    32        December   22 1/8    December   28        December   24.34    December   25.14

The closing price on July 11, 2003 was $25.73.

                       MARSHALL & ILSLEY CORPORATION (MI)

     Marshall & Ilsley Corporation ("M&I") is a bank and savings and loan association holding company which, through its bank and non-bank subsidiaries, provides banking and data services. M&I's banking services include accepting deposits, making loans, cash management services, foreign exchange services and correspondent banking services to commercial and retail customers. M&I provides data services through its subsidiary Metavante Data Services. M&I operates primarily in the Midwestern states, and in Arizona, Florida and Nevada.

            Closing              Closing              Closing              Closing             Closing             Closing
   1998      Price      1999      Price      2000      Price      2001      Price     2002      Price     2003      Price
January     27 13/16  January    29 5/8    January    25 5/8    January    27.15    January    29.56    January    27.1
February    27 13/16  February   28        February   22 31/32  February   26.98    February   30.50    February   26.57
March       29 1/16   March      27 23/32  March      28 7/8    March      26.41    March      31.12    March      25.56
April       29 1/4    April      35        April      23 7/32   April      25.23    April      31.83    April      29.42
May         27        May        35        May        24 1/4    May        25.55    May        31.05    May        30.00
June        25 17/32  June       32 3/16   June       20 72/95  June       26.95    June       30.93    June       30.58
July        28 3/32   July       32 5/16   July       22 21/32  July       29.45    July       30.09
August      22        August     29 9/32   August     24 3/8    August     27.81    August     30.6
September   23 7/8    September  28 17/32  September  25 1/16   September  28.35    September  27.89
October     24 3/8    October    33 9/16   October    22 21/32  October    29.32    October    28.16
November    25 15/32  November   33 15/32  November   21 5/16   November   30.72    November   28.42
December    29 7/32   December   31 13/32  December   25 41/99  December   31.64    December   27.38

The closing price on July 11, 2003 was $31.18.




                       MELLON FINANCIAL CORPORATION (MEL)

     Mellon Financial Corporation is a financial holding company that offers various financial services including asset management, asset servicing (including trust and custody, performance analytics, securities lending, foreign exchange, defined contribution and defined benefit services, as well as fund administration), human resources consulting and outsourcing services and investor services. Mellon also offers treasury services and capital markets services. For high-net-worth individuals, the Company provides private wealth management and private banking, mutual funds, separately managed accounts, annuities and brokerage accounts. Mellon's regional banking services are primarily offered in the United States and in selected international markets.


            Closing              Closing              Closing              Closing             Closing             Closing
   1998      Price      1999      Price      2000      Price      2001      Price     2002      Price     2003      Price
---------   --------  --------   -------   --------   -------   --------   -------  --------   -------  --------   -------
January     30 3/16   January    33 1/2    January    34 5/16   January    46.60    January    38.40    January    22.87
February    31 5/32   February   33 13/16  February   30 1/8    February   46.31    February   36.00    February   22.51
March       31 3/4    March      35 3/16   March      29 3/4    March      40.52    March      38.59    March      21.26
April       36        April      37 5/32   April      32 1/8    April      40.93    April      37.76    April      26.45
May         33 23/32  May        35 11/16  May        38 5/8    May        45.82    May        37.10    May        27.17
June        34 27/32  June       36 3/8    June       36 7/16   June       44.81    June       31.43    June       27.75
July        33 11/16  July       33 3/4    July       37 11/16  July       38.02    July       26.58
August      26        August     33 3/8    August     45 17/64  August     35.25    August     27.65
September   27 1/2    September  33 5/8    September  46 3/8    September  32.33    September  25.93
October     30 1/16   October    36 15/16  October    48 1/4    October    33.60    October    28.29
November    31 19/32  November   36 7/16   November   46 7/8    November   37.39    November   30.05
December    34 3/8    December   34 1/16   December   49 3/16   December   37.62    December   26.11

The closing price on July 11, 2003 was $28.39.

                         NATIONAL CITY CORPORATION (NCC)

     National City Corporation is a bank holding company engaged in a variety of financial services. National City operates in six major lines of business, including retail sales and distribution, wholesale banking, consumer finance, asset management, National City Mortgage and National Processing. National City primarily operates banking offices in Ohio, Kentucky, Illinois, Indiana, Michigan and Pennsylvania and has mortgage offices throughout the United States.

            Closing              Closing              Closing              Closing             Closing             Closing
   1998      Price      1999      Price      2000      Price      2001      Price     2002      Price     2003      Price
---------   --------  --------   -------   --------   -------   --------   -------  --------   -------  --------   -------
January     30 3/32   January    35 17/32  January    21 11/16  January    28.25    January    28.12    January    27.80
February    32 5/8    February   34 15/16  February   19 1/4    February   27.20    February   28.52    February   27.62
March       36 21/32  March      33 3/16   March      20 5/8    March      26.75    March      30.76    March      27.85
April       34 5/8    April      35 7/8    April      17        April      27.21    April      31.20    April      29.96
May         33 7/8    May        33 3/32   May        20        May        29.30    May        33.28    May        33.82
June        35 1/2    June       32 3/4    June       17 1/16   June       30.78    June       33.25    June       32.71
July        33 7/16   July       29 3/4    July       17 3/4    July       32.12    July       30.90
August      29 3/8    August     27 5/8    August     20 61/64  August     30.87    August     31.17
September   32 31/32  September  26 11/16  September  22        September  29.95    September  28.53
October     32 5/32   October    29 1/2    October    21 3/8    October    26.40    October    27.13
November    33 5/8    November   24 15/16  November   24 3/4    November   28.00    November   27.80
December    36 1/4    December   23 11/16  December   28 3/4    December   29.24    December   27.32

The closing price on July 11, 2003 was $33.27.




                        NORTHERN TRUST CORPORATION (NTRS)

     Northern Trust Corporation is a bank holding company that owns national bank subsidiaries, a federal savings bank, a trust company and various other non-bank subsidiaries, including an investment management company owned through Northern Trust, a securities brokerage firm, an international investment consulting firm and a retirement services company. Northern Trust operates along two principal business lines: Corporate and Institutional Services and Personal Financial Services. Northern Trust also operates Northern Trust Global Investments, which provides investment management products, and Worldwide Operations and Technology, which provides trust and banking operations and systems activities.


            Closing              Closing              Closing              Closing             Closing             Closing
   1998      Price      1999      Price      2000      Price      2001      Price     2002      Price     2003      Price
---------   --------  --------   -------   --------   -------   --------   -------  --------   -------  --------   -------
January     33 11/16  January    43 9/32   January    60 3/8    January    77.00    January    58.39    January    34.06
February    38 1/32   February   44 11/16  February   56 1/2    February   71.13    February   54.12    February   32.02
March       37 3/8    March      44 13/32  March      67 9/16   March      62.50    March      60.11    March      30.45
April       36 1/2    April      46 9/16   April      64 1/8    April      65.03    April      53.12    April      35.12
May         35 17/64  May        45 3/16   May        65 13/16  May        66.15    May        51.82    May        38.16
June        38 1/8    June       48 1/2    June       65 1/16   June       62.50    June       44.06    June       41.60
July        36 13/16  July       43 1/2    July       74 7/8    July       63.80    July       39.83
August      27 7/8    August     42 13/32  August     84 5/16   August     56.70    August     42.74
September   34 1/8    September  41 3/4    September  88 7/8    September  52.48    September  37.72
October     36 7/8    October    48 9/32   October    85 3/8    October    50.49    October    34.82
November    40 3/8    November   48 13/32  November   86 1/8    November   57.84    November   38.70
December    43 21/32  December   53        December   81 9/16   December   60.22    December   35.05

The closing price on July 11, 2003 was $42.37.

                    PNC FINANCIAL SERVICES GROUP, INC. (PNC)

     The PNC Financial Services Group, Inc. is a bank holding company that operates businesses engaged in regional community banking, wholesale banking, including corporate banking, real estate finance, asset-backed lending, wealth management, asset management and global fund processing services. PNC's primary geographic markets include Pennsylvania, New Jersey, Delaware, Ohio and Kentucky. PNC also provides certain banking, asset management and global fund processing services internationally.


            Closing              Closing              Closing              Closing             Closing             Closing
   1998      Price      1999      Price      2000      Price      2001      Price     2002      Price     2003      Price
---------   --------  --------   -------   --------   -------   --------   -------  --------   -------  --------   -------
January     51 14/25  January    51 3/16   January    48        January    74.02    January    57.75    January    44.04
February    55 1/2    February   52 1/16   February   38 11/16  February   69.50    February   54.94    February   44.93
March       59 15/16  March      55 9/16   March      45 1/16   March      67.75    March      61.49    March      42.38
April       60 7/16   April      57 7/8    April      43 5/8    April      65.07    April      55.15    April      43.90
May         57 3/4    May        57 1/4    May        50 3/16   May        69.25    May        56.25    May        49.25
June        53 7/8    June       57 5/8    June       46 7/8    June       65.79    June       52.28    June       48.81
July        53 15/16  July       52 7/8    July       50 7/8    July       66.35    July       42.15
August      43        August     52 5/16   August     58 61/64  August     66.59    August     46.09
September   45        September  52 11/16  September  65        September  57.25    September  42.17
October     50        October    59 5/8    October    66 7/8    October    54.90    October    40.66
November    51 9/16   November   55 3/4    November   66 1/2    November   57.95    November   42.20
December    54        December   44 1/2    December   73 1/16   December   56.20    December   41.90

The closing price on July 11, 2003 was $48.32.




                         STATE STREET CORPORATION (STT)

     State Street Corporation is a bank holding company specializing in serving sophisticated global investors such as mutual funds and other collective investment funds, corporate and public pension funds, investment managers and others. The Company operates two lines of business: investment servicing and investment management. State Street operates offices throughout the United States and internationally.


            Closing              Closing              Closing              Closing             Closing             Closing
   1998      Price      1999      Price      2000      Price      2001      Price     2002      Price     2003      Price
---------   --------  --------   -------   --------   -------   --------   -------  --------   -------  --------   -------
January     28         January   35 3/4    January    40 3/32   January    56.47    January    53.78    January    39.59
February    30 29/32   February  38 11/32  February   36 7/16   February   50.22    February   50.70    February   36.85
March       34 1/32    March     41 1/8    March      48 7/16   March      46.70    March      55.38    March      31.63
April       35 3/4     April     43 3/4    April      48 7/16   April      51.89    April      51.11    April      35.03
May         34 15/32   May       38 1/8    May        55 3/4    May        54.97*   May        46.46    May        38.31
June        34 3/4     June      42 11/16  June       53 1/32   June       49.49    June       44.70    June       39.40
July        34 23/32   July      35 7/16   July       50 3/16   July       53.77    July       42.50
August      26 1/32    August    29 15/16  August     58 7/8    August     48.56    August     43.32
September   27 9/32    September 32 5/16   September  65 3/64   September  45.50    September  38.64
October     31 3/16    October   38 1/16   October    62 3/8    October    45.54    October    41.37
November    34 5/16    November  36 23/32  November   64 1/2    November   52.34    November   45.00
December    35 1/16    December  36 17/32  December   62 7/64   December   52.25    December   39.00

The closing price on July 11, 2003 was $42.77.

                           SUNTRUST BANKS, INC. (STI)

     SunTrust Banks, Inc. is a bank holding company that provides traditional deposit credit, trust and investment services to individuals and families, high-net-worth clients, businesses and institutions through its bank subsidiary SunTrust Bank. Through its other subsidiaries, SunTrust provides mortgage banking, credit-related insurance, asset management, brokerage and capital market services. SunTrust's operations are located primarily in Florida, Georgia, Maryland, Tennessee, Virginia and the District of Columbia.


            Closing              Closing              Closing              Closing             Closing             Closing
   1998      Price      1999      Price      2000      Price      2001      Price     2002      Price     2003      Price
---------   --------  --------   -------   --------   -------   --------   -------  --------   -------  --------   -------
January     69 1/4    January    70 7/16   January    59 9/16   January    66.90    January    61.60    January    56.65
February    73 3/4    February   67 15/16  February   50 13/16  February   65.73    February   62.79    February   56.25
March       75 3/8    March      62 1/4    March      57 3/4    March      64.80    March      66.73    March      52.65
April       81 7/16   April      71 1/2    April      50 3/4    April      63.50    April      67.98    April      57.22
May         79        May        67 1/2    May        59 3/4    May        61.42    May        68.30    May        59.30
June        81 5/16   June       69 7/16   June       45 11/16  June       64.78    June       67.72    June       59.34
July        73        July       64 1/2    July       47 7/8    July       69.25    July       65.80
August      56 1/16   August     64 5/16   August     49 25/64  August     68.30    August     67.51
September   62        September  65 3/4    September  49 7/8    September  66.60    September  61.48
October     69 11/16  October    73 3/16   October    48 13/16  October    59.86    October    60.84
November    69 13/16  November   69 7/8    November   50 13/16  November   63.26    November   58.66
December    76 1/2    December   68 13/16  December   63        December   62.70    December   56.92

The closing price on July 11, 2003 was $61.17.




                          SYNOVUS FINANCIAL CORP. (SNV)

     Synovus Financial Corp. is a bank holding company that provides a variety of financial services. Synovus operates two business segments: financial services and transaction processing services. Financial services primarily involve commercial banking activities and the provision of retail banking, financial management, mortgage banking, leasing and insurance services. Transaction processing services include consumer credit, debit, commercial, retail and stored value card processing and related services, as well as debt collection and bankruptcy management services and the provision of software solutions for commercial card management programs.


            Closing              Closing              Closing              Closing             Closing             Closing
   1998      Price      1999      Price      2000      Price      2001      Price     2002      Price     2003      Price
---------   --------  --------   -------   --------   -------   --------   -------  --------   -------  --------   -------
January     21 61/64  January    24 7/8    January    19        January    27.67    January    27.64    January    19.33
February    23 1/2    February   23 13/16  February   16 3/8    February   27.82    February   29.30    February   19.25
March       24 3/4    March      20 1/2    March      16 7/8    March      27       March      30.48    March      17.89
April       23 29/64  April      22 1/8    April      18 9/16   April      28.78    April      27.04    April      19.47
May         22 7/16   May        20 1/8    May        20        May        30.38    May        26.65    May        22.82
June        23 3/4    June       19 7/8    June       17 5/8    June       31.38    June       27.52    June       21.50
July        22 1/4    July       18 5/16   July       18        July       34.15    July       24.00
August      18 3/16   August     18 13/16  August     19 45/64  August     30.80    August     24.17
September   19 3/4    September  18 11/16  September  21 3/16   September  27.60    September  20.62
October     23 3/16   October    21 7/16   October    21 9/16   October    23.02    October    20.49
November    22 1/16   November   20        November   22 1/8    November   23.50    November   20.83
December    24        December   19 7/8    December   26 15/16  December   25.05    December   19.40

The closing price on July 11, 2003 was $21.50.

                               U.S. BANCORP (USB)

     U.S. Bancorp is a bank holding company which provides wholesale banking, consumer banking payment services, private client, trust & asset management, and capital markets services to individuals, businesses, government entities and other financial institutions. U.S. Bancorp's bank and trust subsidiaries provide a range of fiduciary activities for individuals, estates, foundations, corporations and charitable organizations. U.S. Bancorp also provides investment services, data processing, leasing and brokerage services. U.S. Bancorp primarily operates in the Midwestern and western United States and is the parent company of Firstar Bank and U.S. Bank.


            Closing              Closing              Closing              Closing             Closing             Closing
   1998      Price      1999      Price      2000      Price      2001      Price     2002      Price     2003      Price
---------   --------  --------   -------   --------   -------   --------   -------  --------   -------  --------   -------
January     36 1/2    January    33 11/16  January    22 3/16   January    29.55    January    20.82    January    21.10
February    38 23/64  February   32 5/16   February   18 5/16   February   23.20    February   20.85    February   20.92
March       41 37/64  March      34 1/16   March      21 7/8    March      23.20    March      22.57    March      18.98
April       42 21/64  April      37 1/16   April      20 5/16   April      21.18    April      23.70    April      22.15
May         39 1/8    May        32 1/2    May        26        May        22.30    May        23.65    May        23.70
June        43        June       33 3/8    June       19 1/4    June       22.79    June       23.35    June       24.50
July        46        July       31 1/8    July       19 3/16   July       23.74    July       21.39
August      34 1/8    August     30 7/8    August     21 49/64  August     24.24    August     21.49
September   35 3/8    September  30 3/16   September  22 3/4    September  22.18    September  18.58
October     36 7/16   October    37 1/16   October    24 3/16   October    17.78    October    21.09
November    37        November   34 3/16   November   24 3/16   November   18.98    November   21.90
December    35 1/2    December   23 13/16  December   29 3/16   December   20.93    December   21.22

The closing price on July 11, 2003 was $24.85.




                            WACHOVIA CORPORATION (WB)

     Wachovia Corporation is a bank holding company that provides a variety of retail and commercial banking products and trust services. Wachovia also provides mortgage banking, credit card, investment banking, investment advisory, home equity lending, asset-based lending, leasing, insurance, international and securities brokerage services, through its subsidiaries. Wachovia operates primarily in Connecticut, Delaware, Florida, Georgia, Maryland, New Jersey, New York, North Carolina, Pennsylvania, South Carolina, Virginia and Washington, D.C.


            Closing              Closing              Closing              Closing             Closing             Closing
   1998      Price      1999      Price      2000      Price      2001      Price     2002      Price     2003      Price
---------   --------  --------   -------   --------   -------   --------   -------  --------   -------  --------   -------
January     47 7/8    January    52 1/2    January    33 7/16   January    33.93    January    33.25    January    35.97
February    52 5/8    February   53 5/16   February   29 1/2    February   32.37    February   33.23    February   35.48
March       56 13/16  March      53 7/16   March      37 1/4    March      33.00    March      37.08    March      34.07
April       60 3/8    April      55 1/8    April      31 7/8    April      29.97    April      38.04    April      38.21
May         55 1/4    May        46 3/16   May        35 3/16   May        32.25    May        38.37    May        40.18
June        58 1/4    June       47 1/8    June       24 13/16  June       34.94    June       38.18    June       39.96
July        60 1/4    July       46        July       25 13/16  July       35.40    July       35.80
August      48 1/8    August     41 1/2    August     28 61/64  August     34.42    August     36.85
September   51 3/16   September  35 5/8    September  32 3/16   September  31.00    September  32.69
October     58        October    42 3/4    October    30 5/16   October    28.60    October    34.79
November    60 3/4    November   38 3/4    November   25 1/8    November   30.95    November   35.15
December    60 13/16  December   32 15/16  December   27 13/16  December   31.36    December   36.44

The closing price on July 11, 2003 was $41.27.

                             WELLS FARGO & CO. (WFC)

     Wells Fargo & Co. is a diversified financial services company. Wells Fargo's subsidiaries engage in retail, commercial and corporate banking activities. Wells Fargo also provides wholesale banking, mortgage banking, consumer finance, equipment leasing, agricultural finance, commercial finance, securities brokerage and investment banking, insurance agency services, computer and data processing services, trust services, mortgage-backed securities servicing and venture capital investment services.

            Closing              Closing              Closing              Closing             Closing             Closing
   1998      Price      1999      Price      2000      Price      2001      Price     2002      Price     2003      Price
---------   --------  --------   -------   --------   -------   --------   -------  --------   -------  --------   -------
January     36 7/16   January    35        January    40        January    51.51    January    46.39    January    47.37
February    41        February   36 3/4    February   33 1/16   February   49.64    February   46.90    February   45.35
March       41 14/25  March      35 1/16   March      40 3/4    March      49.47    March      49.40    March      44.99
April       39 7/8    April      43 3/16   April      41 1/16   April      46.97    April      51.15    April      48.26
May         38 7/8    May        40        May        45 1/4    May        47.08    May        52.40    May        48.30
June        37 1/2    June       42 3/4    June       38 3/4    June       46.43    June       50.06    June       50.40
July        36 1/8    July       39        July       41 1/2    July       46.06    July       50.86
August      29 3/4    August     39 13/16  August     43 13/64  August     46.01    August     52.19
September   36        September  39 5/8    September  45 15/16  September  44.45    September  48.16
October     37 3/16   October    47 7/8    October    46 5/16   October    39.50    October    50.47
November    36 1/8    November   46 1/2    November   47 7/16   November   42.80    November   46.21
December    39 15/16  December   40 7/16   December   55 11/16  December   43.47    December   46.87

          The closing price on July 11, 2003 was $51.88.

================================================================================







                               [GRAPHIC OMITTED]







                        1,000,000,000 Depositary Receipts

                          Regional Bank HOLDRSSM Trust



                             ______________________

                               P R O S P E C T U S
                             ______________________








                                  July 11, 2003






================================================================================